UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.       )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Proterra Inc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Proterra Inc
1815 Rollins Road, Burlingame, CA 94010
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD THURSDAY, MAY 26, 2022
The Annual Meeting of Stockholders (the “Annual Meeting”) of Proterra Inc, a Delaware corporation (the “Company”), will be held at 8:00 a.m. Eastern Time on Thursday, May 26, 2022. The Annual Meeting will be a completely virtual meeting conducted via live audio webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetnow.global/MZ4W7DZ and entering your 15-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:
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To elect three Class I directors to serve until the 2025 Annual Meeting of Stockholders;

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To vote, on an advisory basis, on the frequency of holding an advisory vote on our named executive officer compensation;

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To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

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To transact such other business as may properly come before the Annual Meeting and any continuation, postponement or adjournment of the Annual Meeting.

Holders of record of our common stock as of the close of business on April 1, 2022, are entitled to notice of and to vote at the Annual Meeting, and any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to examination by any stockholder for ten days before the Annual Meeting for a purpose germane to the meeting by sending an email to ir@proterra.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 15-digit control number printed on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting. This Notice of Annual Meeting of Stockholders, proxy statement and form of proxy card will be made available on or about April 13, 2022, to our stockholders as of the Record Date.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, because your proxy is revocable at your option.
By Order of the Board of Directors
/s/ JoAnn C. Covington
JoAnn C. Covington
Chief Legal Officer, Head of Government Relations and Secretary
Burlingame, California
April 13, 2022

i

Note Regarding Recently Completed Business Combination
On June 14, 2021, we consummated the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated January 11, 2021, by and among our Company (formerly known as ArcLight Clean Transition Corp., a Cayman Islands exempted company (“ArcLight”)), Proterra Inc, a Delaware corporation now known as Proterra Operating Company, Inc. (“Legacy Proterra”), and Phoenix Merger Sub, Inc., a Delaware corporation (“Phoenix Merger Sub”). As contemplated by the Merger Agreement, on June 11, 2021, ArcLight filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which ArcLight was domesticated and continues as a Delaware corporation (the “Domestication”). Further, on June 14, 2021, as contemplated by the Merger Agreement, we consummated the merger, whereby Phoenix Merger Sub merged with and into Legacy Proterra, with the separate corporate existence of Phoenix Merger Sub ceasing and Legacy Proterra being the surviving corporation and becoming a wholly-owned subsidiary of our Company (the “Merger” and, together with the Domestication, the “Business Combination”). Legacy Proterra was incorporated in Delaware on February 2, 2010, and upon the Merger on June 14, 2021 changed its name to “Proterra Operating Company, Inc.” and continues as a Delaware corporation.
In addition, pursuant to subscription agreements entered into in connection with the Merger Agreement, certain institutional investors (the “PIPE Investors”) purchased an aggregate of 41,500,000 shares of our common stock (the “PIPE Financing”) concurrently with the closing of the Business Combination for an aggregate purchase price of $415,000,000. We received $649,300,000 in net cash proceeds upon the closing of the Business Combination to fund our growth initiatives, including research and development and our next-generation battery program.
On September 27, 2021, we announced that we would redeem all of the outstanding public warrants and private placement warrants that were issued in connection with ArcLight’s initial public offering. On October 27, 2021, our public warrants ceased trading on Nasdaq, and we subsequently redeemed the outstanding warrants that remained unexercised as of 5:00 p.m. New York City time on October 29, 2021 at a redemption price of $0.10 per warrant.
Unless otherwise indicated or the context otherwise requires, references in this proxy statement to “we,” “us,” “our,” the “Company” and “Proterra” refer to Legacy Proterra prior to the Business Combination and to the consolidated operations of Proterra Inc and its subsidiaries following the Business Combination.

ii

PROTERRA INC
1815 ROLLINS ROAD
BURLINGAME, CA 94010
PROXY STATEMENT
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Proterra Inc of proxies to be voted at our Annual Meeting of Stockholders on Thursday, May 26, 2022 (the “Annual Meeting”), at 8:00 a.m. Eastern Time, and at any continuation, postponement or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting conducted via live audio webcast. You can attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetnow.global/MZ4W7DZ and entering your 15-digit control number printed on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of shares of our common stock as of the close of business on April 1, 2022 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment of the Annual Meeting. As of the Record Date, there were 222,703,318 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote per share on any matter presented to stockholders at the Annual Meeting.
This proxy statement and our Annual Report to Stockholders for the year ended December 31, 2021 (the “2021 Annual Report”) will be made available on or about April 13, 2022, to our stockholders as of the Record Date.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY, MAY 26, 2022
This proxy statement and our 2021 Annual Report are available at
http://www.envisionreports.com/PTRA
Proposals
At the Annual Meeting, our stockholders will be asked:
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To elect Mary Louise Krakauer, Roger M. Nielsen and Jeannine P. Sargent as Class I directors to serve until the 2025 Annual Meeting of Stockholders;

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To vote, on an advisory basis, on the frequency of holding an advisory vote on our named executive officer compensation;

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To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

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To transact such other business as may properly come before the Annual Meeting and any continuation, postponement or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Recommendations of the Board
The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:
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FOR the election of Mary Louise Krakauer, Roger M. Nielsen and Jeannine P. Sargent as Class I directors to serve until the 2025 Annual Meeting of Stockholders;

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FOR the “EVERY 1 YEAR” option, on an advisory basis, as the frequency of future advisory votes on our named executive officer compensation; and

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FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on our proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why you received this proxy statement.   You are viewing or have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”). It has been designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials.   As permitted by SEC rules, we are making this proxy statement and our 2021 Annual Report available to our stockholders electronically via the Internet. On or about April 13, 2022, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2021 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice explains how you can access and review the proxy statement and 2021 Annual Report. The Internet Notice also explains how you can submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting those materials contained in the Internet Notice.
Printed Copies of Our Proxy Materials.   If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

GENERAL INFORMATION
Who can attend the Annual Meeting?
You are invited to attend the Annual Meeting if you are a registered stockholder or a beneficial owner as of April 1, 2022 (the “Record Date”) or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 222,703,318 shares of common stock outstanding and entitled to vote at the Annual Meeting. The Annual Meeting will be virtual only via live audio webcast. There will be no physical meeting held.
The meeting webcast will begin promptly at 8:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures. Please follow the registration instructions outlined in this proxy statement.
What is the difference between being a “registered stockholder” and a “beneficial owner”?
Registered Stockholder.   If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the “registered stockholder” with respect to those shares, and the Internet Notice was sent directly to you by us. As a registered stockholder, you may vote your shares at the Annual Meeting or by proxy as described below.
Beneficial Owner.   If your shares are held through an intermediary, such as a bank, a broker or other nominee, you are considered the “beneficial owner” with respect to those shares. These shares are sometimes referred to as being held “in street name.” The Internet Notice and, upon your request, the proxy materials, along with a voting instruction card, were forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the registered stockholder. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares by following their instructions for voting.
What procedures must I follow to attend the Annual Meeting?
The procedures you must follow to attend the Annual Meeting are different depending on whether you are a registered stockholder or a beneficial owner.
Registered Stockholders.   If you are a registered stockholder, then you do not need to register to attend the Annual Meeting. You may attend the virtual Annual Meeting and fully participate (i.e., vote your shares, ask questions and access the list of stockholders as of the Record Date) by logging on at www.meetnow.global/MZ4W7DZ on the meeting date. You will need the 15-digit control number printed on your Internet Notice or on your proxy card. If you lose your 15-digit control number, you may join the Annual Meeting as a “guest” but you will not be able to vote or participate, you will only be able to listen. Please follow the instructions on the Internet Notice or proxy card that you received.
Beneficial Owners.   If you are a beneficial owner and you want to attend the virtual Annual Meeting, vote your shares and participate, you must register in advance with Computershare, the host of our virtual meeting. If you want to attend the virtual Annual Meeting but do not wish to vote or participate, you do not need to register in advance and may join as a “guest.”
To register in advance, you must submit proof of your proxy power (legal proxy) reflecting your Proterra Inc holdings along with your name and email address to Computershare. You can obtain your legal proxy by contacting your account representative at the bank, broker or other nominee that holds your shares. Requests for advance registration sent to Computershare must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 23, 2022. You will receive a confirmation of your registration and instructions on how to attend the meeting by email from Computershare after they receive your registration materials. If you register in advance as directed, you will then be able to vote at and participate in the Annual Meeting.

Requests for registration should be directed to Computershare as follows:   By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com. By mail: to Computershare, Proterra Inc Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001.
How do I vote?
Registered Stockholders. If you are a registered stockholder, you may vote:
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By Internet  —  You can vote over the Internet at http://www.envisionreports.com/PTRA by following the instructions on the Internet Notice or proxy card;

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By Telephone  —  You can vote by telephone by calling 1-800-652-8683 and following the instructions on the proxy card;

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By Mail  —  You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or

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Electronically at the Meeting  —  If you attend the meeting online and want to vote electronically during the meeting, you will need the 15-digit control number printed on your Internet Notice or proxy card.

Internet and telephone voting facilities for registered stockholders are available 24 hours a day. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 15-digit control number printed on your Internet Notice or proxy card.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as early as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners.   If you are a beneficial owner and your shares are held in “street name” through a bank, broker, or other nominee, you will receive instructions from them on how to vote. You must follow their instructions in order for your shares to be voted. Internet and telephone voting may also be offered to stockholders owning shares through certain banks and brokers. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are not registered in your name and you would like to vote your shares online at the Annual Meeting, you should follow the instructions above regarding how to register in advance to attend the Annual Meeting. Otherwise, you will need to vote through your bank or broker or other nominee as instructed by them. You may attend the Annual Meeting as a “guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.
Can I change my vote after I submit my proxy?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
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by submitting a duly executed proxy bearing a later date;

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by granting a subsequent proxy through the Internet or telephone;

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by giving written notice of revocation to the Secretary of the Company prior to or at the Annual Meeting; or

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by voting online at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your broker, bank or other nominee, or you may vote online at the Annual Meeting provided you have registered in advance to attend the Annual Meeting in accordance with the instructions above.
Who will count the votes?
A representative of Computershare Inc., our inspector of election, will tabulate and certify the votes.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on pages 1 and 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on our proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.meetnow.global/MZ4W7DZ. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
The virtual meeting platform is fully supported across the most widely used browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong Wi-Fi connection from wherever they plan to participate in the meeting. We encourage you to access the meeting prior to the start time. Should you need further assistance, you may call 1-888-724-2416. We strongly encourage you to vote your shares in advance in case you have trouble accessing the annual meeting.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during or immediately prior to the meeting that are pertinent to us and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “guest”) by following the procedures outlined above in “What procedures must I follow to attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
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irrelevant to our business or to the business of the Annual Meeting;

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related to material non-public information of us, including the status or results of our business since our last Quarterly Report on Form 10-Q;

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related to any pending, threatened or ongoing litigation;

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related to personal grievances;

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.derogatory references to individuals or that are otherwise in bad taste;

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substantially repetitive of questions already asked by another stockholder;

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in excess of the two-question limit;

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in furtherance of the stockholder’s personal or business interests; or

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out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairperson of the Annual Meeting or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders who have accessed the Annual Meeting as a stockholder (rather than a “guest”) by following the procedures outlined above in “What procedures must I follow to attend the Annual Meeting?”.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting of the holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote, present online or by proxy, will constitute a quorum.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Restated Bylaws to adjourn the meeting, without the vote of stockholders.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at Computershare Inc., our transfer agent, and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?
Proposal	Votes required	Effect of Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors. Any director who does not receive a majority of votes cast “FOR” his or her re-election in an uncontested election is expected to offer his or her resignation for the Board’s consideration.	Abstentions and broker non-votes will have no effect on this proposal.
Proposal 2: An Advisory Vote on the Frequency of Future Advisory Votes on our Named Executive Officer Compensation	The frequency (“EVERY 1 YEAR”, “EVERY 2 YEARS” or “EVERY 3 YEARS”) receiving the greatest number of votes of the voting power of the votes cast.	Abstentions and broker non-votes will have no effect on this proposal.
Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast.	Abstentions will have no effect on this proposal. We do not expect any broker non-votes on this proposal.
What is an “abstention” and how will abstentions be treated?
An “abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are counted as present and entitled to vote for purposes of determining a quorum.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters without receiving instructions from the beneficial owner. The ratification of the appointment of KPMG LLP as our independent registered public accounting firm is the only routine matter scheduled to be voted on at our Annual Meeting. A broker is not entitled to vote shares held for a beneficial owner on non-routine matters unless the broker has received instructions from the beneficial owner on how to vote the shares. The election of directors and the advisory vote on the frequency of the advisory vote on named executive officer compensation are the non-routine matters scheduled to be voted on at our Annual Meeting. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON
Proposal 1:   Election of Directors
Our Board is divided into three classes, with one class being elected each year, and members of each class holding office for a three-year term. We have three Class I directors, whose terms expire at the Annual Meeting; three Class II directors, whose terms expire at the 2023 Annual Meeting of Stockholders; and three Class III directors, whose terms expire at our 2024 Annual Meeting of Stockholders.
At the Annual Meeting, stockholders will have an opportunity to vote for three nominees for Class I directors:
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Mary Louise Krakauer;

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Roger M. Nielsen; and

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Jeannine P. Sargent

All nominees are currently directors of our Company. Each of the director nominees has consented to being named in this proxy statement and to serve if elected. The Board has no reason to believe that any of the director nominees will be unable to serve if elected. Additional information about Ms. Krakauer, Mr. Nielsen and Ms. Sargent can be found below under “Nominees for Class I Director (terms expiring at the 2022 Annual Meeting).” If elected, each nominee for Class I director will hold office until the 2025 Annual Meeting of Stockholders.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented by your proxy “FOR” the election as director of each nominee for Class I director. If you want to vote to “WITHHOLD” your vote as to an individual nominee or all nominees you must mark the proxy card to that effect. Proxies cannot be voted for a greater number of persons than the number of nominees named.
Our Certificate of Incorporation and Restated Bylaws provide for a classified board and that the authorized number of directors may be changed from time to time by the Board. We believe that having a staggered Board divided into classes is in the best interest of both our Company and our stockholders because it provides for greater stability and continuity on our Board. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 66 2/3% of our outstanding common stock entitled to vote in the election of directors.
In the event that Ms. Krakauer, Mr. Nielsen or Ms. Sargent should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size or leave a vacancy.
Vote Required
Directors shall be elected by a plurality of the votes cast by holders of shares present or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors.
Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Any director who does not receive a majority of votes cast “FOR” his or her re-election in an uncontested election is expected to offer his or her resignation for the Board’s consideration. Only votes “FOR” or to “WITHHOLD” affect the outcome of the election of directors and, with respect to a “WITHHOLD” vote, only for purposes of our director resignation policy.
Recommendation of the Board
The Board unanimously recommends a vote FOR the election of each of the Class I Director nominees listed below.

Nominees for Class I Director (terms expiring at the 2022 Annual Meeting)
The current members of the Board who are also nominees for election to the Board as Class I directors are as follows:
Name	Age	Position with the Company
Mary Louise Krakauer	65	Director
Roger M. Nielsen	61	Director
Jeannine P. Sargent	58	Director
The principal occupations and business experience, for at least the past five years, of each Class I director nominee for election at the Annual Meeting are as follows:
Mary Louise Krakauer
Ms. Krakauer has served as a member of our Board since January 2022. She has also served on the boards of directors of Mercury Systems, Inc. since July 2017, DXC Technology Co. since March 2018, Xilinx, Inc. from November 2017 to February 2022 (when it was acquired by AMD, Inc.) and Cadence Design Systems, Inc. since January 2022. Ms. Krakauer served as Executive Vice President, Chief Information Officer of Dell Corporation upon the acquisition of EMC Corporation by Dell in September 2016 until her retirement in January 2017, where she had been responsible for global IT, including all operations and integration activity. She served as Chief Information Officer and EVP, Global Business Services of EMC Corporation from January to September 2016. Prior to that, she served as EVP, Business Development, Global Enterprise Services for EMC Corporation from June to December 2015 and as EVP, Global Human Resources for EMC Corporation from 2012 to June 2015, where she was responsible for executive, leadership, and employee development, compensation and benefits, staffing, and all of the people-related aspects of acquisition integration. She also held other executive business leadership roles at EMC Corporation as well as at Hewlett-Packard Co., Compaq Computer Co. and Digital Equipment Co. Ms. Krakauer holds a B.S.E. degree in chemical engineering from Princeton University and an M.B.A. from Harvard Business School. We believe that Ms. Krakauer is qualified to serve on our Board because of her experience serving on boards of technology, service and manufacturing companies, her significant global managerial and operational experience including in IT, business management and manufacturing, and her expertise in compensation and human resources matters through her prior leadership positions and board service.
Roger M. Nielsen
Mr. Nielsen has served as a member of our Board since March 2022. Mr. Nielsen served as President and Chief Executive Officer of Daimler Trucks North America from April 2017 to April 2021, and was responsible for all aspects of Daimler Trucks North America and its affiliated companies in the Western Hemisphere, Australia and New Zealand. During the same period, he also served as a member of the board of management of Daimler Truck AG. From May 2001 to April 2017, Mr. Nielsen served as Daimler Trucks North America’s Chief Operating Officer and was responsible for the company’s manufacturing network in the United States, Mexico and Canada, as well as all levels of operations in quality, supplier management, logistics and application engineering. Beginning in 2001, he also served on the boards of Daimler Trucks North America’s subsidiaries, Thomas Built Bus and Freightliner Custom Chassis Corporation, serving as the chairman of both entities from April 2017 to April 2021. Mr. Nielson holds a B.S. degree in industrial engineering from Oregon State University. We believe that Mr. Nielsen is qualified to serve on our Board because of his extensive managerial and board experience and his product development, distribution and supply chain experience in commercial vehicle manufacturing.
Jeannine P. Sargent
Ms. Sargent has served as a member of our Board and as the Lead Independent Director since June 2021. She also served on Legacy Proterra’s board of directors from October 2018 to June 2021. Ms. Sargent has served on the boards of directors of Synopsys Inc., an electronic design automation company, since September 2020, and Queen’s Gambit Growth Capital, a special purpose acquisition company, since January 2021. She has also served on the board of directors of Fortive Corporation, an industrial technology and healthcare company, since February 2019. In addition, Ms. Sargent serves in investment and advisory roles that are focused on industries ranging from AI-enabled solutions to energy and sustainability, including serving as an Advisor at Breakthrough Energy Ventures since December 2018, Senior Advisor at Generation Investment Management LLP since November 2017, and Operating Partner and Senior Advisor at Katalyst Ventures Management LLC, an early-stage technology venture fund, since January 2018. Ms. Sargent previously served as a member of the board of directors at Cypress Semiconductor Corporation from December 2017 to May 2020. From January 2012 to October 2017, Ms. Sargent held multiple executive leadership roles at Flex Ltd., a leading global design, engineering and manufacturing company, including President of Innovation and New Ventures and President of Flex’s Energy business from January 2012 to October 2017. Ms. Sargent has also served as a member of the board of trustees of Northeastern University since July 2017. We believe that Ms. Sargent is qualified to serve on our Board because of her significant executive and global operational experience, her experience launching disruptive technology products in emerging markets, including in the sustainable energy sector, and serving on the boards of directors of several technology and manufacturing companies.
Continuing Members of the Board:
Class II Directors (terms expiring at the 2023 Annual Meeting)
The current members of the Board who will continue as Class II Directors after the Annual Meeting are as follows:
Name	Age	Position with the Company
John J. Allen	64	Chairperson of the Board
Michael D. Smith	55	Director
Gareth T. Joyce	48	President, Chief Executive Officer and Director
The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:
John J. Allen
Mr. Allen has served as a member of our Board since June 2021. He also served as our President and Chief Executive Officer from June 2021 to December 2021. Prior to that, Mr. Allen served as Legacy Proterra’s President and Chief Executive Officer from March 2020 to June 2021, as a member of Legacy Proterra’s board of directors from July 2017 to June 2021 and as Chairperson of Legacy Proterra’s board of directors from January 2018 to June 2021. Prior to retiring in January 2015, Mr. Allen held a variety of leadership roles at Navistar International Corporation, a manufacturer of commercial trucks and buses, where he had worked since 1981, including as the President of the North America truck and parts division, Vice President and General Manager of the parts organization, and most recently as Executive Vice President and Chief Operating Officer of Navistar, Inc. from April 2013 to November 2014. Mr. Allen previously served on the board of directors of The Valspar Corporation from December 2011 to June 2017, prior to its acquisition by The Sherwin-Williams Company. He currently serves on the board of directors of the Milwaukee School of Engineering Board of Regents and Lurie Children’s Hospital of Chicago. Mr. Allen holds a B.S. degree from the Milwaukee School of Engineering and an M.B.A. from the Illinois Institute of Technology. We believe that Mr. Allen is qualified to serve on the Board because of his extensive leadership and operational experience in the commercial trucking industry.
Michael D. Smith
Mr. Smith has served as a member of our Board since June 2021. He also served as a member of Legacy Proterra’s board of directors from May 2014 to June 2021. Mr. Smith has been Chief Executive Officer of ForeFront Power, LLC, a renewable energy company wholly owned by Mitsui & Co., Ltd., a global energy infrastructure and investment company, since November 2020. Additionally, as of March 1, 2022, Mr. Smith is the Co-Chief Executive Officer of MyPower Corp., Mitsui’s wholly-owned sustainable energy investment vehicle in North America and Europe. From November 2017 to November 2020, Mr. Smith was the Senior Vice President of Distributed Energy at Constellation, a competitive supplier of power, natural gas and energy related products and services, and a subsidiary of Exelon Corporation. Mr. Smith previously served in various senior management positions at Exelon Corporation itself, an electric power generation, competitive energy sales, transmission and distribution company, including as Vice President of Exelon Generation, Innovation and Strategy Development from February 2016 to October 2017 and as Vice President of Constellation Technology Ventures, Constellation’s venture investing affiliate, from June 2013 to February 2016. Mr. Smith served in management positions at Constellation Energy Group, Inc., an electric power generation, sales and distribution company between 2003 and 2013, and before that at Enron Corp., an energy commodities and services company, and at Bricker & Eckler LLP, a law firm, as an associate. He has served and currently serves on the boards of directors of various private companies and nonprofit organizations. Mr. Smith holds a B.A. degree in political science and economics from the University of Miami and a J.D. degree from Duke University School of Law. We believe that Mr. Smith is qualified to serve on the Board because of his significant executive experience in the energy field, as well as his experience investing in and growing companies and as an operating executive.
Gareth T. Joyce
Mr. Joyce has served as a member of our Board and as our President and Chief Executive Officer since January 2022. Mr. Joyce served as President of Proterra Operating Company, Inc., our operating subsidiary, from September 2021 to December 2021. Mr. Joyce served as President of Proterra Powered & Energy from November 2020 to September 2021. Mr. Joyce previously worked at Delta Air Lines, Inc., a global airline, serving as President of Delta Cargo from April 2016 to March 2020, Senior Vice President for Airport Customer Services from February 2017 to March 2020, and as Chief Sustainability Officer from March 2020 to November 2020. Mr. Joyce has also served as a Board Member for DAL Global Services, LLC, doing business as Delta Global Services (now Unifi). Previously, Mr. Joyce served as President and Chief Executive Officer of Mercedes-Benz Canada Inc. in 2016, having formerly served as Vice President of Customer Services at Mercedes-Benz USA, LLC from 2012 to 2016, Vice President of Customer Services at Mercedes-Benz Nederland B.V. from 2009 to 2012, and Vice President of Customer Service at Mercedes-Benz South Africa Ltd. from 2007 to 2009, and before that as Senior Technical Manager and a Divisional Manager for the same organization. Mr. Joyce served on the board of directors of the American Cancer Society, a voluntary organization, from April 2016 to December 2021. Mr. Joyce holds a B.S. degree in mechanical engineering from the University of Witwatersrand and a Master of Commerce degree in business management from the University of Johannesburg. We believe that Mr. Joyce is qualified to serve on our Board because of his leadership of our Company and his extensive experience building and running high performance organizations.
Class III Directors (terms expiring at the 2024 Annual Meeting)
The current members of the Board who will continue as Class III Directors following the Annual Meeting are as follows:
Name	Age	Position with the Company
Brook F. Porter	44	Director
Joan Robinson-Berry	62	Director
Constance E. Skidmore	70	Director
The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:
Brook F. Porter
Mr. Porter has served as a member of our Board since June 2021. He also served as a member of Legacy Proterra’s board of directors from February 2017 to June 2021. Mr. Porter is a founding partner at G2VP, LLC, a venture capital firm founded in October 2016. He has served on the boards of or managed a number of G2VP portfolio companies, including Scoop, Pivot Bio, Trove and Sheertex and before becoming public, Shift (SFT) and Luminar (LAZR). From July 2010 to April 2020, Mr. Porter was a partner at Kleiner Perkins, a venture capital firm, where he led investments and managed their $1B Green Growth Fund. His investments while at Kleiner Perkins included Turo, Farmers Edge, Uber (UBER), and DJI. Between 2002 and 2010, he co-founded and served in various management positions at two sustainable transportation companies: Intelligent Energy, a fuel cell technology company, and Primafuel, a low-carbon fuels company. He is named on multiple U.S. and international patents in the fields of renewable energy and transportation. Mr. Porter holds a B.S. degree in chemical engineering from the University of California, Berkeley, with an emphasis in environmental technology. We believe Mr. Porter is qualified to serve on the Board because of his significant experience operating, investing in and serving on the boards of other green technology companies. He has been an investor, advisor and entrepreneur at the intersection of technology and sustainability and brings decades of energy and transportation expertise to our Board.
Joan Robinson-Berry
Ms. Robinson-Berry has served as a member of our Board since June 2021. She also served as a member of Legacy Proterra’s board of directors from April 2021 to June 2021. Prior to retiring, Ms. Robinson-Berry served in a variety of positions for The Boeing Company, a publicly held multi-national aerospace manufacturing corporation, and its subsidiaries for over 20 years. Her tenure at Boeing included serving as the Vice President and Chief Engineer of Boeing Global Services, Inc. from September 2019 to July 2020, and as the Vice President of Engineering of Modifications and Maintenance of Boeing Global Services, Inc. from June 2018 to September 2019. Prior to that, Ms. Robinson-Berry served as the Vice President and General Manager of Boeing South Carolina from June 2016 to June 2018, as the Vice President of Supplier Management and Chief Procurement Officer for The Boeing Company’s Shared Services Group business unit from April 2012 to June 2016, and as the Director of Supplier Management and Chief Procurement Officer of Boeing Phantom Works, an operating division of The Boeing Company. Ms. Robinson-Berry currently serves on the board of directors of Valmont Industries, Inc. a publicly held American manufacturer of Valley center pivot and linear irrigation equipment. Ms. Robinson-Berry holds a B.S. degree in engineering technology from California State Polytechnic University and an M.B.A. in engineering and industrial management from West Coast University. We believe Ms. Robinson-Berry is qualified to serve on the Board because of her significant executive and operational experience in technology and manufacturing companies.
Constance E. Skidmore
Ms. Skidmore has served as a member of our Board since June 2021. She also served as a member of Legacy Proterra’s board of directors from March 2019 to June 2021. Prior to retiring in 2009, Ms. Skidmore was a partner at PricewaterhouseCoopers LLP, a public accounting firm, where she had worked since 1977, including as a member of its governing board from 2004 to 2008. Ms. Skidmore has been a member of the board of directors and audit committee of Comfort Systems USA, Inc. since December 2012 and a member of the board of directors and audit committee of Sensata Technologies Holding Plc since May 2017. She previously served on the board of directors and audit committee of ShoreTel, Inc. from January 2014 to September 2017, prior to its acquisition by Mitel Networks Corporation. Ms. Skidmore also currently serves on various other boards of directors of private companies and nonprofit organizations. Ms. Skidmore holds a B.S. degree in psychology from Florida State University and a M.S. degree in taxation from Golden Gate University. We believe that Ms. Skidmore is qualified to serve on the Board because of her extensive strategic leadership experience and expertise in finance and accounting.

Board Diversity Disclosure
In accordance with Nasdaq Listing Rule 5606, each company must annually disclose information on each director’s voluntary self-identified characteristics. The table below includes information on the diversity of our Board based upon information voluntarily provided by each director.
Board Diversity Matrix (As of April 1, 2022)
Total Number of Directors	9
	Female	Male	Non- Binary	Did Not Disclose	Total
Part I: Gender Information
Directors	4	5	—	—	9
Part II: Demographic Background
African American or Black	1	—	—	—	1
Alaskan Native or Native American	—	—	—	—	—
Asian	—	—	—	—	—
Hispanic or Latinx	—	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—	—
White	3	5	—	—	8
Two or more Races or Ethnicities	—	—	—	—	—
LGBTQ+	—	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—	—

Proposal 2:   Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers.
The Dodd-Frank Act requires that we provide our stockholders with the opportunity to vote every six years, on an advisory basis, for their preference as to how frequently to vote on future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC.
Stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every year, every two years or every three years.
Our Board has determined that an advisory vote on executive compensation that occurs annually is the most appropriate alternative for us and, therefore, our Board recommends that you vote for the “EVERY 1 YEAR” option for the advisory vote on executive compensation. In determining to recommend that stockholders vote for a frequency of every year, our Board was influenced by the fact that the compensation of our named executive officers is evaluated, adjusted and approved on an annual basis. By providing an advisory vote on executive compensation on an annual basis, our stockholders will be able to indicate their approval of, or dissatisfaction with, our compensation philosophy, policies and practices as disclosed in the proxy statement every year.
This vote is advisory, which means that it is not binding on us, our Board or the Compensation and Leadership Development Committee. The Board and the Compensation and Leadership Development Committee will take into account the outcome of the vote; however, when considering the frequency of future advisory votes on executive compensation, our Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders.
Vote Required
Stockholders have the opportunity to choose among four options (holding the vote every year, every two years, every three years or abstaining from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board. The frequency receiving the greatest number of votes will be deemed to be the preferred frequency option of our stockholders.
Recommendation of the Board
The Board unanimously recommends a vote, on an advisory basis, for the “EVERY 1 YEAR” option as the frequency of holding an advisory vote on the compensation of our named executive officers.

Proposal 3:   Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of KPMG LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Representatives of KPMG LLP are expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of KPMG LLP is not ratified by the stockholders, the Audit Committee will consider that fact for the current year’s appointment and when it appoints the independent registered public accounting firm for the fiscal year ending December 31, 2023. Even if the appointment of KPMG LLP is ratified, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change is in the best interests of our Company.
Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and audit-related services.
As previously disclosed in our Current Report on Form 8-K filed on June 17, 2021, our Audit Committee (i) approved the engagement of KPMG LLP as our independent registered public accounting firm to audit our consolidated financial statements for the year ended December 31, 2021 and (ii) replaced Marcum LLP (“Marcum”), ArcLight’s independent registered public accounting firm prior to the Business Combination, as our independent registered public accounting firm.
Marcum’s report on ArcLight’s financial statements as of December 31, 2020 and the related statements of operations, changes in shareholders’ equity and cash flows for the period from July 28, 2020 (inception) through December 31, 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles other than:
Marcum’s Report contained a separate paragraph stating that:
“As discussed in Note 2 to the financial statements, the accompanying financial statements as of December 31, 2020 and for the period from July 28, 2020 (inception) through December 31, 2020 have been restated.”
Marcum’s Report contained an explanatory paragraph stating that:
“The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1, the Company’s business plan is dependent on the completion of a business combination and the Company’s working capital as of December 31, 2020 is not sufficient to complete its planned activities. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”
During the period from July 28, 2020 (inception) through December 31, 2020, and the subsequent period through June 15, 2021, there were no: (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
During the period from July 28, 2020 (inception) to December 31, 2020, and the subsequent period through June 15, 2021, ArcLight did not consult KPMG LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us by KPMG LLP that KPMG LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.
We provided Marcum with a copy of the foregoing disclosures and requested that Marcum furnish us with a letter addressed to the SEC stating whether it agrees that with statements made by us set forth above. A copy of Marcum’s letter, dated June 17, 2021, was filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on June 17, 2021.
Vote Required
This proposal requires the affirmative vote of the holders of a majority in voting power of the shares of stock entitled to vote that are present in person or represented by proxy at the meeting and are voted “FOR” or “AGAINST” this proposal. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of KPMG LLP, we do not expect any broker non-votes in connection with this proposal.
Recommendation of the Board
The Board unanimously recommends stockholders vote FOR the Ratification of the Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2022.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD
The primary role of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information proposed to be provided to stockholders and others, the adequacy of the system of internal control over financial reporting and disclosure controls and procedures established by management and the Board, and the audit process and the independent registered public accounting firm’s qualifications, independence and performance.
Management has primary responsibility for the financial statements and is responsible for establishing and maintaining our system of internal controls over preparation of our financial statements. Our independent registered public accounting firm, KPMG LLP, is responsible for performing an audit of our consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and issuing an opinion on the financial statements. The Audit Committee meets periodically with our independent registered public accounting firm, with and without management present, to review the adequacy of our internal controls and financial reporting practices.
The Audit Committee has reviewed and discussed our audited consolidated financial statements for the year ended December 31, 2021, with management. In addition, the Audit Committee has discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.
The Audit Committee also has received the written disclosures and the letter from KPMG LLP required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG LLP their independence from our Company. The Audit Committee also has considered whether KPMG LLP’s provision of non-audit services to us is compatible with maintaining their independence.
Based on the above-mentioned reviews and discussions, the Audit Committee recommended to the Board that our audited consolidated financial statements be included in our 2021 Annual Report for the year ended December 31, 2021, as filed with the SEC.
AUDIT COMMITTEE
Constance E. Skidmore, Chair
Roger M. Nielsen
Joan Robinson-Berry
Michael D. Smith
The information in the Audit Committee Report shall not be considered “soliciting material” or “filed” with the SEC, nor shall this information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we incorporated it by specific reference.

Independent Registered Public Accounting Firm Fees and Other Matters
The following table summarizes the fees paid to KPMG LLP, our independent registered public accounting firm, for professional services rendered in each of the last two fiscal years.
Fee Category	2021	2020
Audit Fees(1)	$2,135,000	$1,544,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees	—	—
Total Fees	$2,135,000	$1,544,000

(1)
Audit fees consist of fees for the annual audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)
Audit-related fees consist of other audit and attest services not required by statute or regulation.

(3)
Tax fees consist of fees for tax-related services, including tax compliance and tax advice related to transactions.

Auditor Independence
Under its charter, the Audit Committee pre-approves audit and non-audit services rendered by our independent registered public accounting firm, KPMG LLP. The Audit Committee has determined that the rendering of non-audit services for assurance and related services that are reasonably related to the performance of the audit services, audit-related services, tax services, and other services by KPMG LLP is compatible with maintaining their independence.
Audit Committee Pre-Approval Policy and Procedures
Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm, the scope of services provided by the independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm and the fees for services performed to date, in accordance with the pre-approval policy.
All of the services relating to the fees described in the table above were approved by our Audit Committee.

EXECUTIVE OFFICERS
The following table identifies our current executive officers and their respective ages and positions as of April 1, 2022.
Name	Age	Position
Gareth T. Joyce	48	President, Chief Executive Officer and Director
Karina F. Padilla	49	Chief Financial Officer
Christopher L. Bailey	41	President, Proterra Powered & Energy
JoAnn C. Covington	54	Chief Legal Officer, Head of Government Relations and Secretary
Gareth T. Joyce
For information regarding Gareth T. Joyce, please refer to “Proposal 1 — Election of Directors.”
Karina F. Padilla
Ms. Franco Padilla has served as our Chief Financial Officer since January 2022. She most recently served as Senior Vice President of Finance, North America Chief Financial Officer at JELD-WEN from October 2020 to December 2021. Ms. Padilla also served as Senior Vice President of Finance, Corporate Planning and Analysis, and Investor Relations at JELD-WEN from December 2018 to September 2020. Prior to joining JELD-WEN, Ms. Padilla held leadership positions at Ingersoll Rand, including as Interim Chief Financial Officer, Latin America from December 2017 to June 2018, and Vice President of Finance, Corporate Planning & Analysis from June 2014 to November 2017. Ms. Padilla also held various leadership positions at Dell America Technologies, including as Director of Investor Relations and an international assignment in Mexico City as Chief Financial Officer of Dell Mexico with teams across Mexico and Central America. Ms. Padilla holds a B.B.A. degree in accounting from the University of Texas at Austin and a Master of Business Administration from St. Mary’s University. She is a certified public accountant.
Christopher L. Bailey
Mr. Bailey has served as President of Proterra Powered & Energy since October 2021. He served as Senior Vice President, Proterra Energy from May 2021 to October 2021. Prior to joining Proterra, Mr. Bailey served as Vice President of Product Innovation & Technology Strategy at Hubbell Incorporated, an international manufacturer of electrical and electronic products, from December 2020 to May 2021. He served as Vice President of Hubbell Integrated Solutions from August 2017 to December 2020. Mr. Bailey also held various leadership positions at Hubbell Lighting from June 2004 to April 2018. Mr. Bailey has multiple patents granted and pending in the fields of mechanical, electronics, optical, and human-machine interface design. Mr. Bailey holds a B.S. degree in integrated studies, with an emphasis in Computer Science & Business Administration from Middle Tennessee State University.
JoAnn C. Covington
Ms. Covington has served as our Chief Legal Officer, Head of Government Relations, and Secretary since June 2021. Prior to that, Ms. Covington served as the Chief Legal Officer, Head of Government Relations and Secretary of Legacy Proterra from April 2017 to June 2021. Before joining Legacy Proterra, Ms. Covington was Senior Vice President, General Counsel, and Corporate Secretary at Rocket Fuel Inc., a technology company that used artificial intelligence and big data systems to deliver digital advertising services, from March 2015 to April 2017. She served as Vice President, General Counsel and Corporate Secretary of Rocket Fuel from July 2012 to March 2015, and as its Chief Privacy Officer from December 2012 to April 2017. Prior to that, Ms. Covington was with Electronic Arts Inc., an interactive entertainment software company, from October 1998 to July 2012, where she held various senior roles, including division counsel for a major entertainment label. Ms. Covington holds a B.A. degree in government from Clark University and a J.D. degree from Harvard Law School.

Corporate Governance
General
Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Nominating and ESG Committee, Audit Committee and Compensation and Leadership Development Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of our Company. You can access copies of our Corporate Governance Guidelines, as well as our Code of Business Conduct and Ethics, our current committee charters, and our Director Resignation Policy (which is described below) on our website at ir.proterra.com, or by writing to our Secretary at our offices at 1815 Rollins Road, Burlingame, CA 94010.
Director Resignation Policy
Our Board has adopted a Director Resignation Policy under which any director who does not receive a majority of votes cast “FOR” his or her re-election in an uncontested election is expected to offer his or her resignation for the Board’s consideration. Only votes “FOR” or to “WITHHOLD” affect the outcome of the election of directors and, with respect to a “WITHHOLD” vote, only for purposes of our director resignation policy.
Director Independence
Nasdaq listing standards require that a majority of our Board be independent. Under the Nasdaq rules, a director will only qualify as an “independent director” if that company’s board of directors finds that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Ms. Krakauer, Mr. Nielsen, Mr. Porter, Ms. Robinson-Berry, Ms. Sargent, Ms. Skidmore and Mr. Smith are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.
Director Recruiting and Diversity
In order to develop a balanced Board, we have a robust director recruitment process that includes the efforts of our current Board members to identify candidates and the assistance of a nationally recognized recruiting firm to identify and recruit potential candidates for our Board based on attributes outlined on a skills matrix that was developed by the Nominating and ESG Committee. For each recruiting engagement, the Nominating and ESG Committee develops specifications for each director position, which are used to identify and recruit director candidates. We emphasize diversity as part of our recruiting efforts and require diverse slates of candidates for each position. The Board has four of its nine members (44%) who are diverse in terms of gender, race or ethnicity. We believe that our use of an independent recruiting firm expands the pool of candidates and further improves our diversity efforts.
Classified Board of Directors
In accordance with our Certificate of Incorporation, our Board is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire are elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are divided among the three classes as follows:
•
the Class I directors are Mary Louise Krakauer, Roger M. Nielsen and Jeannine P. Sargent, and their terms will expire at the Annual Meeting;

•
the Class II directors are John J. Allen, Gareth T. Joyce and Michael D. Smith, and their terms will expire at our 2023 annual meeting of stockholders; and

•
the Class III directors are Brook F. Porter, Joan Robinson-Berry and Constance E. Skidmore, and their terms will expire at the 2024 annual meeting of stockholders.

Our Certificate of Incorporation provides that the authorized number of directors may be changed only by resolution of the Board. We believe that having a staggered Board divided into classes is in the best interest of both our Company and our stockholders because it provides for greater stability and continuity on our Board. However, the division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting capital stock entitled to vote in the election of directors.
Board Committees
Our Board directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board and standing committees. We have a standing Audit Committee, Compensation and Leadership Development Committee and Nominating and ESG Committee. In addition, from time to time, special committees may be established under the direction of the Board of Directors when necessary to address specific issues.
Audit Committee
Our Audit Committee is responsible for, among other things:
•
reviewing and discussing with management, our quarterly and annual financial results and discussing the related quarterly letter prior to distribution to the public;

•
reviewing our quarterly and annual financial statements;

•
discussing with the independent registered public accounting firm and management our critical accounting policies and practices;

•
discussing on a general basis the type of information to be disclosed and type of presentation to be made regarding financial information and earnings guidance to analysts and rating agencies;

•
reviewing and discussing with the independent registered public accounting firm and our management their periodic reviews of the adequacy and effectiveness of our accounting and financial reporting processes and systems of internal control, including any control deficiencies, significant deficiencies and material weaknesses in their design or operation, and any necessary audit processes or procedures adopted in light of any significant or material weaknesses;

•
periodically consulting with the independent registered public accounting firm out of the presence of our management about internal controls, the fullness and accuracy of our financial statements and any other matters that the Audit Committee or the independent registered public accounting firm believes should be discussed privately with the Audit Committee;

•
being directly responsible for the selection, appointment, discharge, compensation, retention and oversight of the work of the independent registered public accounting firm and any other registered public accounting firm engaged for the purpose of preparing or issuing and audit report or performing other audit-related services for the Company. The independent registered public accounting firm will report directly to the Audit Committee;

•
considering and assessing the desirability of developing hiring policies for our hiring of employees or former employees of the independent registered public accounting firm, as required by regulations and by applicable listing standards;

•
reviewing the independent registered public accounting firm’s annual audit plan, scope of audit activities and staffing; and

•
reviewing with management our major financial risk and enterprise exposures and the steps management has taken to monitor or mitigate such exposures, including our procedures and any related policies with respect to risk assessment and risk management.

Our Board has adopted a written charter for the Audit Committee, which is available on our website at ir.proterra.com.

From the closing of the Business Combination on June 14, 2021, through the end of the fiscal year on December 31, 2021, the Audit Committee met four times and members of the Audit Committee during that time were Jochen M. Goetz, Ms. Robinson-Berry, Ms. Skidmore and Mr. Smith, with Ms. Skidmore serving as chair. Effective as of March 2, 2022, our Audit Committee was reconstituted with Mr. Nielsen, Ms. Robinson-Berry, Ms. Skidmore and Mr. Smith serving as members and Ms. Skidmore continuing to serve as chair. Rule 10A-3 of the Exchange Act and the Nasdaq rules require that our Audit Committee be composed entirely of independent members. Our Board has affirmatively determined that each current and former member of our Audit Committee meets (or, for Mr. Goetz, then met) the definition of “independent director” for purposes of serving on the Audit Committee under Rule 10A-3 of the Exchange Act and the Nasdaq rules. Each member of our Audit Committee also meets (or, for Mr. Goetz, then met) the financial literacy requirements of Nasdaq listing standards. In addition, our Board of Directors has determined that Ms. Skidmore qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.
Compensation and Leadership Development Committee
Our Compensation and Leadership Development Committee is responsible for, among other things:
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reviewing overall compensation philosophy and strategy;

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reviewing and approving the selection of our peer companies for compensation assessment purposes;

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overseeing the process for the evaluation of senior management’s performance;

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reviewing and approving annual compensation for our Chief Executive Officer and other senior management;

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reviewing and approving the terms of any offer letters, employment agreements, termination agreements or arrangements, change-in-control agreements, indemnification agreements and other material agreements between us and our Chief Executive Officer or between us and other members of senior management;

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adopting, approving and amending our cash bonus program and all cash-based incentive compensation plans and arrangements, and the cash amounts reserved for issuance thereunder for senior management;

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making recommendations to our Board regarding adoption and approval of, or amendments to, all equity-based incentive compensation plans, and employee stock purchase plans, and the aggregate numbers of shares reserved for issuance under the plans;

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recommending to the Board, for determination by the Board, the form and amount of cash-based and equity-based compensation to be paid or awarded to Proterra’s directors;

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reviewing with management our organization and people activities, which include, among other things, employee demographics; talent management and development; employee engagement, retention and attrition; pay equity; and diversity and inclusion;

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reviewing with management our major compensation-related risk exposures and the steps management has taken to monitor or mitigate such exposures; and

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considering and recommending to our Board any policies regarding recovery of incentive-based compensation based on financial information required to be reported under the Exchange Act (or other federal securities laws) following a restatement of such financial information.

Our Board has adopted a written charter for the Compensation and Leadership Development Committee, which is available on our website at ir.proterra.com.
The Compensation and Leadership Development Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. The Compensation and Leadership Development Committee engages Farient Advisors

(“Farient”), a compensation consulting firm, to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. As part of this process, the Compensation and Leadership Development Committee reviewed a compensation assessment provided by Farient comparing our compensation to that of a group of peer companies within our industry and met with Farient to discuss our executive and non-employee director compensation and to receive input and advice. Farient reports directly to the Compensation and Leadership Development Committee. The Compensation and Leadership Development Committee has considered the adviser independence factors required under SEC rules as they relate to Farient and has determined that Farient’s work does not raise a conflict of interest.
The Compensation and Leadership Development Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time.
From the closing of the Business Combination on June 14, 2021, through the end of the fiscal year on December 31, 2021, the Compensation and Leadership Development Committee met four times and members of the Compensation and Leadership Development Committee during that time were John F. Erhard, who served until his resignation from the Board on December 12, 2021, Mr. Porter and Mr. Smith, with Mr. Porter serving as chair. On January 1, 2022, the Compensation and Leadership Development Committee was reconstituted with Ms. Krakauer, Mr. Porter and Mr. Smith serving as members and Mr. Porter continuing to serve as chair. Our Board has affirmatively determined that Ms. Krakauer, Mr. Porter and Mr. Smith each meets (or, for Mr. Erhard, then met) the definition of “independent director” for purposes of serving on the Compensation and Leadership Development Committee under the Nasdaq rules, including the heightened independence standards for members of a Compensation and Leadership Development Committee, and each is a (or, for Mr. Erhard, then was a) “non-employee director” as defined in Rule 16b-3 of the Exchange Act.
Nominating and ESG Committee
Our Nominating and ESG Committee is responsible for, among other things:
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identifying, considering and recommending candidates for membership on our Board;

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overseeing our corporate responsibility including environmental and social initiatives;

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advising our Board on corporate governance matters and any related matters required by federal securities laws;

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considering nominations properly submitted by our stockholders in accordance with the procedures set forth in our Certificate of Incorporation and/or Restated Bylaws or determined by the Nominating and ESG Committee from time to time;

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developing and recommending corporate governance guidelines and policies; and

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overseeing the evaluation of the Board and its committees.

Our Board has adopted a written charter for the Nominating and ESG Committee, which is available on our website at ir.proterra.com. The Nominating and ESG Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.
From the closing of the Business Combination on June 14, 2021, through the end of the fiscal year on December 31, 2021, the Nominating and ESG Committee met three times and members of the Nominating and ESG Committee during that time were Mr. Porter, Ms. Robinson-Berry and Ms. Sargent, with Ms. Sargent serving as chair. Our Board has affirmatively determined that each of Mr. Porter, Ms. Robinson-Berry and Ms. Sargent, each of whom continues to serve on our Nominating and ESG Committee, meets the definition of “independent director” under the Nasdaq rules.
Risk Oversight
Our Board is responsible for overseeing our risk management process. Our Board focuses on our general risk management strategy, as well as the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our Audit Committee is also responsible for discussing our policies with respect to risk assessment and risk management. Our Board believes its administration of its risk oversight function has not negatively affected our Board leadership structure.
Code of Business Conduct and Ethics
We adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on our corporate website at ir.proterra.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the code. The information contained in, or accessible through, our website does not constitute a part of this prospectus. We have included our website address in this prospectus solely as an inactive textual reference.
Director Candidates
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and ESG Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to our industry; experience as a Board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of our operations; diversity of expertise and experience in substantive matters pertaining to our business relative to other Board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and ESG Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Stockholder Recommendations for Nominations to the Board of Directors
The Nominating and ESG Committee will consider properly submitted stockholder recommendations for candidates for our Board. The Nominating and ESG Committee does not intend to alter the manner in which it evaluates candidates based on whether or not the candidate was recommended by a stockholder. A stockholder of record can nominate a candidate for election to the Board by complying with the procedures in Article I, Section 1.12 of our Restated Bylaws. Any eligible stockholder who wishes to submit a nomination should review the requirements in the Restated Bylaws on nominations by stockholders. Any nomination should be sent in writing to the Secretary, Proterra Inc, 1815 Rollins Road, Burlingame, CA 94010. Submissions must include the full name of the proposed nominee, complete biographical information, a description of the proposed nominee’s qualifications as a director, other information specified in our Restated Bylaws, and a representation that the nominating stockholder is a registered stockholder or a beneficial owner of shares held in street name and has held their stock for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. These candidates are evaluated at meetings of the Nominating and ESG Committee and may be considered at any point during the year. If any materials are provided by a stockholder in connection with the recommendation of a director candidate, such materials are forwarded to the Nominating and ESG Committee.
All proposals of stockholders that are intended to be presented by such stockholder at an annual meeting of stockholders must be in writing and notice must be delivered to the Secretary at the principal executive offices of Proterra not later than the dates described under “Stockholders’ Proposals.”

Communications from Stockholders
The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as she considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairperson of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board in writing: c/o Secretary, Proterra Inc, 1815 Rollins Road, Burlingame, CA 94010.
Board Leadership Structure and Role in Risk Oversight
Our Corporate Governance Guidelines provide our Board with the flexibility to combine the position of Chief Executive Officer with either the position of Chairperson of the Board or President in accordance with its determination that utilizing one or the other structure would be in our best interests. Currently, Mr. Joyce serves as President and Chief Executive Officer and Mr. Allen serves as Chairperson of the Board. Our Board has determined that combining the roles of President and Chief Executive Officer is in the best interests of our Company and its stockholders at this time because it promotes unified leadership by Mr. Joyce and allows for a single, clear focus for management to execute the Company’s strategy and business plans.
Our Corporate Governance Guidelines provide that, if our Chairperson is not an independent director, the Board will annually designate a Lead Independent Director. Though annually designated, the Lead Independent Director is generally expected to serve in such capacity for more than one year. The Lead Independent Director’s responsibilities include calling meetings of our independent directors, disseminating information to the rest of the Board, reviewing and approving agendas and meeting schedules to assure that there is sufficient time for discussion of all agenda items and information provided to the Board, and performing other functions as requested by the Board from time to time. The Lead Independent Director may be redesignated at any time by a majority of the independent members of the Board.
Our Chairperson of the Board is John J. Allen, our former Chief Executive Officer. Under the Nasdaq rules, Mr. Allen is not an independent director. Thus, the Board has also appointed Jeannine P. Sargent as our Lead Independent Director. Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Cybersecurity Risk Oversight
Securing the information of our team members, vendors, customers and other third parties is important to us. We have adopted physical, technological and administrative controls on data security and have a defined procedure for data incident detection, containment, response and remediation. While everyone at our company plays a part in managing these risks, oversight responsibility is shared by our Board, our Audit Committee and management.
Management provides regular cybersecurity updates in the form of written reports and presentations to our Audit Committee at every quarterly meeting. Our Audit Committee regularly reviews metrics about cyber threat response preparedness, program maturity milestones, risk mitigation status and the current and emerging threat landscape. Additionally, we leverage the National Institute of Standards and Technology security framework to drive strategic direction and maturity improvement and engage third-party security experts for security assessments and program enhancements. We also maintain information security risk insurance coverage.

Anti-Hedging Policy
Our Board has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers, employees and consultants. The policy prohibits our directors, officers, employees and consultants and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as our other stockholders.
Attendance by Members of the Board at Meetings
From the closing of the Business Combination on June 14, 2021, through the end of the fiscal year on December 31, 2021, there were six meetings of our full Board and eleven committee meetings. For that time period, each director attended 75% or more of the aggregate of the total number of meetings of the full Board and the total number of meetings held by all committees of the Board on which the director served.
Under our Corporate Governance Guidelines, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairperson of the Board or the Chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances, directors will attend the Annual Meeting.

EXECUTIVE AND DIRECTOR COMPENSATION
Executive Compensation
Because we were a smaller reporting company in 2021, we are eligible for certain exemptions from various reporting requirements that are applicable to other public companies. These include, but are not limited to, reduced disclosure obligations regarding executive compensation in our proxy statements, including the requirement to include a Compensation Discussion and Analysis. We have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies.
Except as otherwise noted, this section presents the executive and director compensation of Legacy Proterra prior to the consummation of the Business Combination, with equity awards originally granted by Legacy Proterra presented on a post-Business Combination basis, and of Proterra after the consummation of the Business Combination.
The following tables and accompanying narrative set forth information about compensation provided to our named executive officers who are as follows:
Gareth T. Joyce — President and Chief Executive Officer
John J. Allen — Chairperson of the Board and former President and Chief Executive Officer
Amy E. Ard — former Chief Financial Officer
Joshua P. Ensign — former President, Proterra Transit
Christopher L. Bailey — President, Proterra Powered & Energy
Summary Compensation Table
The table below summarizes the total compensation awarded to, earned by or paid to each of our named executive officers for the fiscal years ended December 31, 2020, and December 31, 2021.
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)(5)	Total ($)
Gareth T. Joyce(6) President and Chief Executive Officer	2021	372,926	286,397	258,433	124,208	13,346	1,055,310
	2020	38,054	—	3,371,867	14,238	—	3,424,159
John J. Allen(7) Chairperson of the Board and Former President and Chief Executive Officer	2021	484,430	—	—	206,310	366,361	1,057,101
	2020	305,462	—	11,209,884	133,029	5,612	11,653,987
Amy E. Ard(8) Former Chief Financial Officer	2021	352,958	412,503	372,873	58,828	270,551	1,467,713
	2020	334,231	—	1,065,545	110,271	12,893	1,522,940
Joshua P. Ensign(9) Former President, Proterra Transit	2021	379,731	412,503	372,873	78,021	359,420	1,602,548
	2020	351,112	—	213,177	117,250	17,150	698,689
Christopher L. Bailey(10) President, Proterra Powered & Energy	2021	202,650	360,804	688,538	49,359	923	1,302,274

(1)
Amounts represent the aggregate grant date fair value of restricted stock units (“RSUs”) calculated in accordance with FASB ASC Topic 718, without regard to potential forfeiture. The assumptions used in calculating these amounts are set forth in Note 11 to our financial statements for the year ended December 31, 2021, in our 2021 Annual Report.

(2)
Amounts represent the aggregate grant date fair value of the stock options, and for Mr. Bailey, the incremental fair value of the stock options which was the result of his options being modified on November 29, 2021 to have a higher exercise price after our common stock was revalued as of the option grant date from $10.01 per share to $13.68 per share, all calculated in accordance with FASB ASC Topic 718, without regard to potential forfeiture. The assumptions used in calculating this amount are set forth in Note 11 to our financial statements for the year ended December 31, 2021, in our 2021 Annual Report.
(3)
Amounts represent annual incentive cash bonuses earned pursuant to our Key Employee Incentive Plan. For additional information, see “Non-Equity Incentive Plan Compensation” on page 29.

(4)
Amounts for Mr. Joyce, Mr. Allen, Ms. Ard, Mr. Ensign and Mr. Bailey represent matching contributions made on behalf of our named executive officers under our 401(k) plan and, with respect to Mr. Allen, represent payment by the Company for legal services rendered relating to Mr. Allen’s resignation as President and Chief Executive Officer that were paid for by the Company.

(5)
On June 14, 2021, the closing date of the Merger, each of Mr. Allen, Ms. Ard and Mr. Ensign became eligible to receive 142,838, 104,444, and 138,021 shares of Earnout Stock, respectively, upon our achievement of certain share price milestones following the closing of the Merger (excluding Earnout Stock that was issued in respect of outstanding shares held by Mr. Ensign as of such date). On July 21, 2021, the first milestone was achieved and each of Mr. Allen, Ms. Ard and Mr. Ensign received 30,064, 21,985, and 29,053 shares of Earnout Stock, respectively (excluding Earnout Stock that was issued in respect of outstanding shares held by Mr. Ensign as of such date). The amounts shown in this table are calculated based on a per share price of $11.70, the closing price of our common stock on July 21, 2021. For additional information, see “Earnout Stock” on page 30.

(6)
Mr. Joyce has been President, Chief Executive Officer and a director of the Company since January 2022. He served as President of Proterra Operating Company, Inc. from September 2021 to December 2021 and as President of Proterra Powered & Energy from November 2020 to September 2021.

(7)
Mr. Allen was Chairperson of the Board, President and Chief Executive Officer of the Company for the fiscal year ending December 31, 2021. He resigned as President and Chief Executive Officer effective as of December 31, 2021.

(8)
Ms. Ard resigned as Chief Financial Officer effective as of September 15, 2021, continued as an employee of the Company through November 2, 2021, and provided services to the Company as a contractor through February 1, 2022. For additional information, see “Separation Letter Agreement with Amy E. Ard” on page 30.

(9)
Mr. Ensign served as Chief Operating Officer until his promotion to President, Proterra Transit in August 2021. He resigned as President, Proterra Transit, effective as of February 22, 2022.

(10)
Mr. Bailey was hired in May 2021 and served as Senior Vice President, Proterra Energy until his promotion to President, Proterra Powered & Energy in October 2021.

Narrative Disclosure to Summary Compensation Table
Our executive compensation approach aims to align compensation with our business objectives and the creation of stockholder value, while enabling us to attract, motivate and retain individuals who contribute to our long-term success. The compensation of our named executive officers generally consists of base salary, short-term cash incentive compensation and long-term equity incentive compensation. In making executive compensation decisions, our Compensation and Leadership Development Committee and our Board of Directors rely upon Proterra’s compensation philosophy and guiding principles. Specific factors considered when setting the compensation for any named executive officer include, but are not limited to, their role and responsibilities, competitive market conditions, company and individual performance and the holding power of equity for each individual officer.
Base Salaries
Our named executive officers receive a base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, position, responsibilities, contributions and performance. In March 2021, the annual base salary of Mr. Allen was increased from $380,000 to

$500,000; the annual base salary of Ms. Ard was increased from $350,000 to $375,000; and the annual base salary of Mr. Ensign was increased from $350,000 to $375,000. In September 2021, Mr. Ensign’s annual base salary was increased to $400,000 reflecting his promotion to President, Proterra Transit. In September 2021, Mr. Joyce’s annual base salary was increased from $340,000 to $450,000 reflecting his promotion to President of our Company’s operating subsidiary. In December 2021, Mr. Joyce’s annual base salary was set at $500,000 in connection with his transition to the role of President and Chief Executive Officer beginning January 1, 2022. In October 2021, Mr. Bailey’s annual base salary was increased from $300,000 to $375,000 reflecting his promotion to President, Proterra Powered & Energy.
Non-Equity Incentive Plan Compensation
Under our 2021 Key Employee Incentive Plan, our named executive officers are eligible to earn cash incentives based on the achievement of certain financial and operational targets set by our Board. These financial metrics are based on our annual operating plan that is reviewed and approved by the Board in December. We based our 2021 target awards on annual financial metrics, diversity, equity and inclusion objectives, and longer term strategic objectives across product quality, manufacturing efficiency, cost reduction initiatives, program management, product acceptance, and deliveries and bookings targets. In 2022, based on the achievement of certain of these corporate performance objectives, the Board determined to award cash incentives for 2021 equal to $124,208, $206,310, $58,828, $78,021 and $49,359 to each of Mr. Joyce, Mr. Allen, Ms. Ard, Mr. Ensign and Mr. Bailey, respectively. Each of Mr. Joyce, Mr. Allen, Ms. Ard, Mr. Ensign and Mr. Bailey had a target incentive of $225,833, $458,467, $130,729, $222,917 and $109,688, respectively, for 2021. The 2021 cash incentive award for each of Ms. Ard and Mr. Bailey was prorated due to each serving less than a year in their respective roles. In connection with their respective promotions in 2021, Mr. Joyce, Mr. Ensign and Mr. Bailey each received an increase in their target bonus as a percentage of base salary. The target bonus of each of Mr. Joyce and Mr. Ensign was increased from 50% to 75% in September and the target bonus of Mr. Bailey was increased from 35% to 75% in October. Mr. Allen received an increase in his target bonus from 66% to 100% in March as a market adjustment.
Equity Compensation
Prior to the Business Combination, the long-term incentive component of Legacy Proterra’s compensation policy was comprised of stock options. Stock options allow employees, including our named executive officers, to purchase shares of our common stock at a price equal to the fair market value of our common stock on the date of grant. Our stock options have vesting schedules that are designed to encourage continued employment. In terms of long-term incentives, we believe the opportunity to participate in the growth in value of our share price links pay to performance and this link is achieved with the grant of stock options. In the third quarter of 2021, we began awarding RSUs as part of our long-term compensation policy.
In October 2021, Mr. Joyce (i) was granted options to purchase 51,666 shares of common stock and (ii) was awarded 29,135 RSUs, each of which vests, and with respect to the options become exercisable, as to 25% of the shares annually on each anniversary of the vesting commencement date, with the first tranche vesting on August 25, 2022.
In September 2021, each of Ms. Ard and Mr. Ensign (i) was granted options to purchase 65,559 shares of common stock and (ii) was awarded 36,408 RSUs, each of which vests, and with respect to the options become exercisable, as to 25% of the shares annually on each anniversary of the vesting commencement date, with the first tranche vesting on September 1, 2022.
In May 2021, Mr. Bailey was granted options to purchase 89,249 shares of common stock that vest and become exercisable as to 25% of the shares on May 17, 2022 and at a rate of 6.25% quarterly thereafter. In September 2021, Mr. Bailey was awarded 31,845 RSUs which vest as to 25% of the shares annually on each anniversary of the vesting commencement date, with the first tranche vesting on May 25, 2022.

Earnout Stock
In connection with the Business Combination, the Merger Agreement provided that certain individuals, including some of our named executive officers and directors, who held vested Legacy Proterra stock options immediately prior to the closing of the Business Combination would receive shares of our common stock if and when certain share price milestones were met in the future. These shares are referred to as Earnout Stock (as defined below). The period during which the issuance of Earnout Stock may occur lasts five years beginning on the date of the closing of the Business Combination (the “Earnout Period”).
Specifically, the earnout provisions of the Merger Agreement provide that certain holders of Legacy Proterra common stock immediately prior to June 14, 2021, including these named executive officers and directors, are entitled to additional consideration of up to an aggregate of 22,809,500 shares of our common stock (the “Earnout Stock”), on a pro rata basis together with certain other holders, upon the occurrence of any of the following events during the Earnout Period:
(i)   21.0526% of the Earnout Stock if over any 20 trading days within any 30 trading day period, the volume-weighted average price of our common stock is greater than or equal to $15.00 per share or there occurs any transaction resulting in a change in control with a valuation of our common stock that is greater than or equal to $15.00 per share;
(ii)   an additional 26.3158% of the Earnout Stock if over any 20 trading days within any 30 trading day period, the volume-weighted average price of our common stock is greater than or equal to $20.00 per share or there occurs any transaction resulting in a change in control with a valuation of our common stock that is greater than or equal to $20.00 per share;
(iii)   an additional 26.3158% of the Earnout Stock if over any 20 trading days within any 30 trading day period, the volume-weighted average price of our common stock is greater than or equal to $25.00 per share or there occurs any transaction resulting in a change in control with a valuation of our common stock that is greater than or equal to $25.00 per share; and
(iv)   an additional 26.3158% of the Earnout Stock if over any 20 trading days within any 30 trading day period, the volume-weighted average price of our common stock is greater than or equal to $30.00 per share or there occurs any transaction resulting in a change in control with a valuation of our common stock that is greater than or equal to $30.00 per share.
The first Earnout Stock milestone point of $15.00 per share was met on July 20, 2021, and certain of our named executive officers and directors received Earnout Stock on July 21, 2021. Those same individuals will receive additional Earnout Stock if and when any one of the other Earnout Stock milestones is met. Under applicable SEC rules, shares of Earnout Stock received by the prior holders of vested options held by these individuals represent compensation to our named executive officers and directors. For more information, see Footnote (5) in the “Summary Compensation Table” starting on page 27; Footnote (23) in the “Outstanding Equity Awards at Fiscal Year End Table” starting on page 32; and Footnote (4) in the “Director Compensation Table” starting on page 36.
Executive Offer Letter Agreement with Gareth T. Joyce
In connection with his appointment as President of the Company beginning September 13, 2021, Gareth T. Joyce entered into an executive offer letter agreement with the Company memorializing the terms of his employment. This agreement with Mr. Joyce provided for a base salary of $450,000, a target annual bonus opportunity of 75% of base salary and an equity award opportunity that is subject to approval by the Compensation and Leadership Development Committee.
Separation Letter Agreement with Amy E. Ard
On September 25, 2021, the Company entered into a separation agreement with Amy E. Ard, effective as of September 15, 2021, which was the last date of Ms. Ard’s tenure as the Chief Financial Officer of the Company. In exchange for a full and final release of all claims arising directly or indirectly out of or in any way connected with Ms. Ard’s employment with the Company, Ms. Ard received a lump sum of $187,500, less any applicable payroll and withholding taxes and any other normal required deductions. Ms. Ard also received a special separation payment of $5,953, in lieu of continued employee benefits she was entitled to under her severance agreement with the Company dated September 11, 2018. Additionally, the Company extended the time period for Ms. Ard to exercise any vested options that she held as of her separation date to the earlier of (i) twelve months from the date of her separation from the Company and (ii) the expiration date of each applicable option. On March 15, 2022, Ms. Ard also received an additional cash payment of $58,828 pursuant to the Company’s 2021 Key Employee Incentive Plan.
Executive Offer Letter Agreement with Joshua P. Ensign
In connection with his appointment as President of Proterra Transit beginning September 1, 2021, Joshua P. Ensign entered into an executive offer letter agreement with the Company memorializing the terms of his employment. This agreement with Mr. Ensign provided for a base salary of $400,000, a target annual bonus opportunity of 75% of base salary and an equity award opportunity subject to approval by the Compensation and Leadership Development Committee.
Executive Offer Letter Agreements with Christopher L. Bailey
In connection with his appointment as Senior Vice President of Proterra Energy beginning May 17, 2021, Christopher L. Bailey entered into an executive offer letter agreement with the Company memorializing the terms of his employment. This agreement with Mr. Bailey provided for a base salary of $300,000, a target annual bonus opportunity of 35% of base salary and an equity award opportunity that was subject to approval by the Compensation and Leadership Development Committee. In connection with his appointment as President of Proterra Powered & Energy effective as of October 1, 2021, Mr. Bailey entered into a new executive offer letter agreement with the Company memorializing the terms of his promotion to President of Proterra Powered & Energy. This agreement with Mr. Bailey provided for a base salary of $375,000, a target annual bonus opportunity of 75% of base salary and an equity award opportunity subject to approval by the Compensation and Leadership Development Committee.
Health, Welfare and Retirement Plans
Our named executive officers are eligible to participate in our employee benefit plans and programs, including medical, dental and vision benefits, life insurance, and disability insurance, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans.
We also sponsor a 401(k) defined contribution plan in which our named executive officers may participate, subject to limits imposed by the Internal Revenue Code to the same extent as all of our other full-time employees. We currently match contributions our employees make to the 401(k) plan for the first 4% of the employee’s salary. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
Potential Payments Upon Termination or Change of Control
In September 2018, we entered into change-in-control and severance agreements (“Severance Agreements”) with certain of our executive officers. An executive officer (other than our President and Chief Executive Officer) who is terminated by us without cause outside of a change in control (as such term is defined in the Severance Agreement) will receive, in exchange for a customary release of claims: (i) a severance payment of six months base salary in equal installments and (ii) payment of premiums for continued medical benefits for up to six months. If our President and Chief Executive Officer is terminated by us without cause or he resigns for good reason (as such term is defined in the Severance Agreement) outside of a change in control (as such term is defined in the Severance Agreement) he will receive, in exchange for a customary release of claims: (i) a severance payment of twelve months base salary in equal installments and (ii) payment of premiums for continued medical benefits for up to twelve months.

If an executive officer’s (other than our President and Chief Executive Officer) employment is terminated by us without cause or an executive resigns for good reason within the three months preceding a change in control (but after a legally binding and definitive agreement for a potential change of control has been executed) or within the twelve months following a change in control, the Severance Agreement provides the following benefits in exchange for a customary release of claims: (i) a severance payment of twelve months base salary in equal installments and then-current target bonus opportunity (at the rates in effect immediately prior to the actions that resulted in the termination) (18 months for our President and Chief Executive Officer), (ii) 100% acceleration of any then-unvested equity awards (including equity awards that vest, in whole or in part, upon satisfaction of performance criteria which shall vest at “target” levels except as otherwise set forth in the applicable award agreement), and (iii) payment of premiums for continued medical benefits for up to twelve months (18 months for our President and Chief Executive Officer).
Each Severance Agreement is in effect until the earlier of (i) the termination of the executive officer’s employment other than in a situation described above and (ii) the date that we have met all our obligations under the Severance Agreement following the termination of the executive officer’s employment due to a situation described above.
The benefits under the Severance Agreements supersede all other cash severance and vesting acceleration arrangements (excluding equity awards that vest, in whole or in part, upon satisfaction of performance criteria, which will be governed by the terms of the applicable performance-based equity awards).
Outstanding Equity Awards at Fiscal Year End Table
The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards and certain Earnout Stock awards for each named executive officer as of December 31, 2021.
		Option Awards(1)				Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number Of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)
Gareth T. Joyce	12/21/2020(2)	183,209	612,477	4.78	12/20/2030
	10/21/2021(3)	—	51,666	9.83	10/20/2031	29,135	286,397
John J. Allen	07/07/2017(4)	200,812	—	2.18	07/06/2027
	02/28/2018(5)	125,509	8,366	2.65	02/27/2028
	12/23/2019(6)	22,313	22,312	6.00	12/22/2029
	03/16/2020(7)	585,699	753,050	5.33	03/15/2030
	03/16/2020(7)	292,852	376,523	11.21	03/15/2030
	03/16/2020(7)	292,852	376,523	16.81	03/15/2030
	03/16/2020(7)	292,852	376,523	22.41	03/15/2030
	03/16/2020(7)	292,852	376,523	28.02	03/15/2030
	03/16/2020(8)	669,375	—	5.33	03/15/2030
	12/21/2020(9)	1,255	3,765	4.78	12/20/2030
	06/14/2021					112,774(23)	2,040,082(23)

		Option Awards(1)				Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number Of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)
Amy E. Ard	05/30/2017(10)	713,999	—	2.18	05/29/2027
	11/16/2018(11)	50,204	16,733	5.41	11/15/2028
	12/29/2018(12)	133,877	44,623	5.41	12/28/2028
	08/20/2020(13)	66,935	111,564	4.62	08/19/2030
	08/20/2020(14)	27,891	61,359	4.62	08/19/2030
	12/21/2020(15)	11,156	33,469	4.78	12/20/2030
	09/02/2021(16)	—	65,559	11.33	09/01/2031	36,408	412,503
	06/14/2021					82,459(23)	1,491,683(23)
Joshua P. Ensign	11/17/2016(17)	616,162	—	2.01	11/16/2026
	12/16/2016(18)	133,875	—	2.01	12/15/2026
	05/17/2018(19)	390,468	55,781	4.26	05/16/2028
	08/21/2019(20)	189,769	147,596	5.98	08/20/2029
	08/20/2020(14)	2,788	6,136	4.62	08/19/2030
	12/21/2020(15)	11,156	33,468	4.78	12/20/2030
	09/02/2021(16)	—	65,559	11.33	09/01/2031	36,408	412,503
	06/14/2021					108,968(23)	1,971,231(23)
Christopher L. Bailey	05/21/2021(21)	—	89,249	13.68	05/19/2031
	09/02/2021(22)					31,845	360,804

(1)
Outstanding equity awards made (i) prior to June 14, 2021 were granted under our 2010 Equity Incentive Plan (the “2010 Plan”) and (ii) on or after June 14, 2021 were granted under our 2021 Equity Incentive Plan (the “2021 Plan”). Equity awards are subject to vesting acceleration as set forth in the section titled “Potential Payments upon Termination or Change of Control.”

(2)
Options vest as to 25% of the shares underlying the option on November 17, 2021 and at a rate of 6.25% of the shares underlying the option quarterly thereafter.

(3)
Each of the options and RSUs vest annually at a rate of 25% of (i) the shares underlying the options and (ii) the RSUs, respectively, beginning on the anniversary of the August 25, 2021 vesting commencement date.

(4)
Options vest at a rate of 2.0833% of the shares underlying the option each month following the June 29, 2017 vesting commencement date.

(5)
Options vest as to 25% of the shares underlying the option on February 28, 2019 and at a rate of 6.25% of the shares underlying the option quarterly thereafter.

(6)
Options vest at a rate of 2.0833% of the shares underlying the option each month following the December 23, 2019 vesting commencement date.

(7)
Options vest at a rate of 6.25% of the shares underlying the option each quarter following the March 16, 2020 vesting commencement date. As originally drafted, the vesting of the stock option was contingent on Mr. Allen’s continued status as the Chief Executive Officer of the Company on each vesting date; on December 11, 2020, the stock option was amended to provide that the vesting of the stock option is subject to Mr. Allen’s continued status as a service provider of Proterra through each vesting date.

(8)
100% of the stock option vested on the closing of the Business Combination.

(9)
Options vest at a rate of 2.0833% of the shares underlying the option each month following the December 21, 2020 vesting commencement date. The stock options subject to this grant were awarded to Mr. Allen in connection with his service as a non-employee member of Legacy Proterra’s board of directors from January 1, 2020, through March 16, 2020, when he became President and Chief Executive Officer.
(10)
Options vest as to 25% of the shares underlying the option on May 15, 2018 and at a rate of 6.25% of the shares underlying the option quarterly thereafter.

(11)
Options vest at a rate of 6.25% of the shares underlying the option each quarter following the November 13, 2018 vesting commencement date.

(12)
Options vest at a rate of 6.25% of the shares underlying the option each quarter following the December 28, 2018 vesting commencement date.

(13)
Options vest at a rate of 6.25% of the shares underlying the option each quarter following the June 1, 2020 vesting commencement date.

(14)
Options vest at a rate of 6.25% of the shares underlying the option each quarter following the August 20, 2020 vesting commencement date.

(15)
Options vest at a rate of 6.25% of the shares underlying the option each quarter following the December 21, 2020 vesting commencement date.

(16)
Each of the options and RSUs vest annually at a rate of 25% of (i) the shares underlying the options and (ii) the RSUs, respectively, beginning on the anniversary of the September 1, 2021 vesting commencement date.

(17)
Options vest as to 25% of the shares underlying the option on September 7, 2017 and at a rate of 6.25% of the shares underlying the option quarterly thereafter.

(18)
Options vest at a rate of 6.25% of the shares underlying the option each quarter following the December 8, 2016 vesting commencement date.

(19)
Options vest at a rate of 6.25% of the shares underlying the option each quarter following the May 17, 2018 vesting commencement date.

(20)
Options vest at a rate of 6.25% of the shares underlying the option each quarter following the August 21, 2019 vesting commencement date.

(21)
Options vest as to 25% of the shares underlying the option on May 17, 2022 and at a rate of 6.25% of the shares underlying the option quarterly thereafter.

(22)
RSUs vest at a rate of 25% each year beginning with the first vesting date of May 25, 2022.

(23)
On June 14, 2021, the closing date of the Merger, each of Mr. Allen, Ms. Ard and Mr. Ensign became eligible to receive 142,838, 104,444 and 138,021 shares of Earnout Stock, respectively, upon our achievement of certain share price milestones following the closing of the Merger (excluding Earnout Stock that was issued in respect of outstanding shares held by Mr. Ensign as of such date). On July 21, 2021, the first milestone was achieved and each of Mr. Allen, Ms. Ard and Mr. Ensign received 30,064, 21,985 and 29,053 shares of Earnout Stock, respectively (excluding Earnout Stock that was issued in respect of outstanding shares held by Mr. Ensign as of such date). The amounts on this table represent the number of shares and the value of Earnout Stock that has not been issued, calculated based on $18.09 per share, the closing price of our common stock on the closing date of the Merger. For additional information, see “Earnout Stock” on page 30.

Director Compensation
Prior to June 2021, neither we nor Legacy Proterra had any formal arrangements under which non-employee directors received compensation for their service on our Board or its committees.
Immediately following the closing of the Business Combination in June 2021, our Board approved a new director compensation policy for our independent directors. The policy is designed to align independent director compensation with the achievement of our business objectives and the creation of stockholder value, while enabling us to attract, retain, incentivize and reward directors who contribute to our long-term success.

In December 2021, the Board amended the policy to provide for a cash retainer for a non-executive chair and to move the timing of the grant of annual equity awards from the date of the Annual Meeting to the first fiscal quarter.
Under the director compensation policy, as amended, each non-employee director is eligible to receive the cash and equity compensation for Board services described below. Each director will also be reimbursed for reasonable, customary and documented travel and other expenses to attend meetings of our Board or its committees.
Any member of our Board who is also our employee does not receive compensation for service as a director.
Cash Compensation
Independent directors are entitled to receive the following cash compensation for their service under our director compensation policy:
•
Board Member: $75,000

•
Non-Executive Chair of the Board: $30,000

•
Lead Independent Director: $25,000

•
Audit Committee Chair: $15,000

•
Compensation and Leadership Development Committee Chair: $10,000

•
Nominating and ESG Committee Chair: $10,000

All cash payments to directors are paid quarterly in arrears prorated for any portion of a quarter that a director is not serving on our Board.
Each director may make an annual election to receive their $75,000 annual cash retainer in RSUs. If so elected, the RSUs will vest quarterly over a one-year period following the grant date, subject to the director’s continued service on each applicable vesting date and provided the vesting conditions under the 2021 Plan are met.
Equity Compensation
Initial Award
Each new independent director will be granted RSUs with a value equal to $250,000 at the time of grant. These initial director awards will vest quarterly over a four-year period following the grant date, subject to the director’s continued service on each applicable vesting date.
Annual Award
During the first fiscal quarter each year, each independent director serving at that time will be granted RSUs with a value equal to $100,000 at the time of grant. These annual director awards will vest quarterly over a one-year period following the grant date, subject to the director’s continued service on each applicable vesting date. A director will not receive an initial RSU grant and an annual RSU grant in the same calendar year.
In the event of a “corporate transaction” (as defined in our 2021 Plan), each non-employee director’s outstanding initial awards and annual awards will fully vest in accordance with the 2021 Plan’s provisions.
The 2021 Plan provides that no non-employee director may receive awards under the 2021 Plan with an aggregate fair value on the date of grant that, when combined with cash compensation received for service as a director, exceeds $750,000 in a calendar year.

We will review director compensation periodically to ensure that director compensation remains competitive and consistent with standards of good governance so that we are able to responsibly recruit and retain qualified directors.
On November 29, 2021, our independent directors, other than Ms. Robinson-Berry, received annual equity awards of RSUs with a value equal to $100,897 for their work throughout the year as Legacy Proterra consummated the Business Combination. These grants vested quarterly over a one-year period beginning January 1, 2021 and were prorated for any partial years of service. Ms. Robinson-Berry did not receive this award as she received her initial award earlier in the year.
Stock Ownership Guidelines
Our Board adopted stock ownership guidelines that require each member of the Board to achieve stock ownership with a value equal to five times his or her annual cash compensation within five years of becoming a Board member.
Earnout Stock
Our independent directors who held vested stock options immediately prior to the closing of the Business Combination became entitled to receive shares of Earnout Stock upon the occurrence of certain events during the five-year period beginning on the closing date of the Business Combination. For more information, see “Earnout Stock” on page 30 and Footnote (4) to the “Director Compensation Table.”
Director Compensation Table
The table below summarizes the total compensation awarded to, earned by or paid to our non-employee directors for their service on our Board for the fiscal year ended December 31, 2021.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
John F. Erhard(5)	36,635	55,487	—	—	92,122
Jochen M. Goetz(6)	—	—	—	—	—
Ryan C. Popple(7)	37,046	83,745	—	1,093,681	1,214,472
Brook F. Porter	45,769	100,897	—	36,188	182,854
Joan Robinson-Berry	40,385	83,379	252,938	222	376,924
Jeannine P. Sargent	59,231	100,897	—	34,152	194,280
Constance E. Skidmore	48,462	100,897	—	30,022	179,381
Michael D. Smith	40,385	100,897	—	36,188	177,470

(1)
Amounts represent the cash annual retainers paid to directors.

(2)
Amounts represent the aggregate grant date fair value of RSUs calculated in accordance with FASB ASC Topic 718, without regard to potential forfeiture. The assumptions used in calculating these amounts are set forth in Note 11 to our financial statements for the year ended December 31, 2021, in our 2021 Annual Report. Awards were made on November 29, 2021 and had a grant date fair market value of $11.45 per RSU, which was the closing price of our common stock on the award date. Each of Mr. Porter, Ms. Sargent, Ms. Skidmore and Mr. Smith was awarded 8,812 RSUs. Each of Mr. Erhard and Mr. Popple was awarded a number of RSUs, prorated based on their respective start dates, equal to 4,846 and 7,314 RSUs, respectively. Mr. Erhard’s and Mr. Popple’s awards were further prorated based on their service on the Board ending prior to December 31, 2021. The final number of RSUs after applying these proration adjustments was 4,387 for Mr. Erhard and 6,924 for Mr. Popple. On November 29, 2021, Ms. Robinson-Berry was awarded an additional 7,282 RSUs in accordance with the intent of the director compensation policy.

(3)
Amount represents the aggregate grant date fair value and the incremental fair value of the stock options, the latter of which was the result of the options being modified on November 29, 2021 to have a higher exercise price after our common stock was revalued as of the option grant date from $10.01 per share to $12.25 per share, all calculated in accordance with FASB ASC Topic 718, without regard to potential forfeiture. The assumptions used in calculating this amount are set forth in Note 11 to our financial statements for the year ended December 31, 2021, in our 2021 Annual Report.

(4)
On June 14, 2021, the closing date of the Merger, each of Mr. Popple, Mr. Porter, Ms. Robinson-Berry, Ms. Sargent, Ms. Skidmore and Mr. Smith became eligible to receive 444,034, 14,699, 92, 13,875, 12,195, and 14,699 shares of Earnout Stock, respectively, upon our achievement of certain share price milestones following the closing of the Merger. On July 21, 2021, the first milestone was achieved and each of Mr. Popple, Mr. Porter, Ms. Robinson-Berry, Ms. Sargent, Ms. Skidmore and Mr. Smith received 93,477, 3,093, 19, 2,919, 2,566 and 3,093 shares of Earnout Stock, respectively. The amounts shown in this table are calculated based on a per share price of $11.70, the closing price of our common stock on July 21, 2021. For additional information, see “Earnout Stock” on page 30.

(5)
Mr. Erhard resigned from our Board effective as of December 12, 2021.

(6)
Due to internal policies of his employer, Daimler Trucks AG, Mr. Goetz did not receive any compensation for his service on the Board.

(7)
Mr. Popple passed away on December 14, 2021.

EQUITY COMPENSATION PLAN INFORMATION
The following table presents information as of December 31, 2021 with respect to compensation plans under which shares of our common stock may be issued.
Plan Category	(a) Number of securities to be issued upon exercise of outstanding securities (#)	(b) Weighted average exercise price of outstanding options ($)(1)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
Equity compensation plans approved by security holders(2)	22,769,725(3)	$6.06	9,126,670(4)
Equity compensation plans not approved by security holders	—	—	—
Total	22,769,725	$6.06	9,126,670

(1)
The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price.

(2)
Includes our (i) 2021 Plan, (ii) 2021 Employee Stock Purchase Plan (“2021 ESPP”) and (iii) 2010 Plan.

(3)
Includes (i) 1,729,576 shares subject to outstanding awards granted under the 2021 Plan, of which 408,310 shares were subject to outstanding options and 1,321,266 shares were subject to outstanding RSU awards, and (ii) 21,040,149 shares subject to outstanding options granted under the 2010 Plan.

(4)
As of December 31, 2021, there were 9,126,670 shares of common stock available for issuance under the 2021 Plan. The number of shares reserved for issuance under our 2021 Plan increased automatically by 8,878,388 shares on January 1, 2022 and will increase automatically on the first day of January of each of 2022 through 2031 by the number of shares equal to 4% of the total issued and outstanding shares of our common stock as of the immediately preceding December 31 or a lower number approved by our Board. As of December 31, 2021, there were 1,630,000 shares of common stock available for issuance under the 2021 ESPP. The number of shares reserved for issuance under our 2021 ESPP increased automatically by 2,219,597 shares on January 1, 2022 and will increase automatically on the first day of January of each of 2022 through 2031 by the number of shares equal to 1% of the total issued and outstanding shares of our common stock as of the immediately preceding December 31 or a lower number approved by our board of directors. As of December 31, 2021, no shares of common stock were available for issuance under the 2010 Plan. To the extent outstanding awards under the 2010 Plan are forfeited, lapse unexercised, or would otherwise have been returned to the share reserve under either plan, the shares of common stock subject to such awards instead will be available for future issuance as common stock under the 2021 Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following includes a summary of transactions since January 1, 2020 to which we have been a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than transactions that are described under the section “Executive and Director Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.
Certain Relationships and Related Person Transactions — Legacy Proterra
PIPE Financing
In January 2021, certain existing stockholders of Legacy Proterra entered into Subscription Agreements with ArcLight to subscribe for shares of our common stock at a purchase price of $10.00 per share as a part of the PIPE Financing.
Name of Stockholder	Shares of Common Stock	Total Purchase Price ($)
Certain funds and accounts advised by Franklin Advisers, Inc.(1)	4,500,000	45,000,000
Daimler Trucks & Buses US Holding Inc.(2)	2,000,000	20,000,000
Entities affiliated with G2VP I LLC(3)	1,000,000	10,000,000

(1)
Consists of shares subscribed for by Franklin Custodian Funds — Franklin Growth Fund, Franklin Strategic Series — Franklin Natural Resources Fund, Franklin Templeton Investment Funds — Franklin Natural Resources Fund, Franklin Strategic Series — Franklin Small Cap Growth Fund, Franklin Strategic Series — Franklin Small-Mid Cap Growth Fund, Franklin Strategic Series — Franklin Growth Opportunities Fund, Franklin Templeton Investment Funds — Franklin U.S. Opportunities Fund, and Franklin Templeton Investment Funds — Franklin Technology Fund, and which collectively held more than 5% of our outstanding common stock.

(2)
Mr. Goetz, a prior member of our Board and a prior member of Legacy Proterra’s board of directors, is the CFO and member of the board of directors of Daimler Truck AG, the parent company of DTBUS.

(3)
Mr. Porter, a member of our Board and a prior member of Legacy Proterra’s board of directors, is a partner at G2VP, LLC. Mr. Popple, a prior member of our Board and a prior member of Legacy Proterra’s board of directors, had been a partner at G2VP, LLC from March 5, 2021 to December 14, 2021.

Investors’ Rights Agreement
Legacy Proterra was party to the Ninth Amended and Restated Investors’ Rights Agreement, dated January 11, 2021 (the “IRA”) with certain holders of its convertible preferred stock, including entities with which certain of our directors are affiliated and holders of more than 5% of Legacy Proterra’s capital stock. Pursuant to the IRA, these stockholders were entitled to certain information rights, rights to participate in certain additional issuances of Legacy Proterra’s capital stock and rights with respect to the registration of their shares. Further, the parties to the IRA agreed to be subject to a post-closing lock-up with respect to their common shares for a period of 180 days, subject to customary terms; provided that any waiver, termination, shortening or other modification to similar restrictions applicable to such shares would apply pro rata. The lock-up release provisions set forth in the Early Release Amendment applied to the parties to the IRA. All of the terms of the IRA, except for the market standoff provisions, terminated in connection with the closing of the Business Combination. The market standoff provisions of the IRA expired on December 12, 2021.

Voting Agreement
Legacy Proterra was party to the Ninth Amended and Restated Voting Agreement, dated August 2, 2019, as amended on January 11, 2021, with certain holders of its convertible preferred stock, including entities with which certain of our directors are affiliated and holders of more than 5% Legacy Proterra’s outstanding capital stock, pursuant to which such parties had agreed to vote their shares of Legacy Proterra capital stock on certain matters, including with respect to the election of directors, and had agreed to certain drag-along provisions. This agreement terminated in connection with the closing of the Business Combination.
Right of First Refusal and Co-Sale Agreement
Legacy Proterra was party to the Eighth Amended and Restated Right of First Refusal and Co-Sale Agreement, dated August 2, 2019, as amended on January 11, 2021, with certain holders of its convertible preferred stock, including entities with which certain of our directors are affiliated and holders of more than 5% Legacy Proterra’s outstanding capital stock, pursuant to which such parties had rights of first refusal and co-sale with respect to certain proposed stock transfers. This agreement terminated in connection with the closing of the Business Combination.
Indemnification Agreements
Legacy Proterra entered into indemnification agreements, and we entered into new indemnification agreements, with each of our respective directors and executive officers. The indemnification agreements and our Restated Bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware General Corporation Law. Subject to very limited exceptions, our Restated Bylaws also require us to advance expenses incurred by our directors and officers.
Certain Relationships and Related Person Transactions — ArcLight
Founder Shares
On August 3, 2020, ArcLight CTC Holdings, L.P. (the “Sponsor”) paid an aggregate of $25,000 for certain expenses on behalf of ArcLight in exchange for issuance of 8,625,000 Class B ordinary shares of ArcLight, of which 6,937,072 were converted into our common stock in the Business Combination. On September 3, 2020, the Sponsor transferred 35,000 of the ArcLight Class B ordinary shares to each of Arno Harris, Ja-Chin Audrey Lee, Brian Goncher and Steven Berkenfeld, ArcLight’s then-serving independent director nominees. On September 18, 2020, the Sponsor irrevocably surrendered to ArcLight for cancellation and for nil consideration 1,437,500 Class B ordinary shares of ArcLight. All shares and associated amounts have been retroactively restated to reflect the share surrender. The founder shares currently represent less than 5% of our issued and outstanding shares. In connection with the ArcLight initial public offering, the underwriters partially exercised their over-allotment option on September 29, 2020, and the remaining portion of the over-allotment option expired at the conclusion of the 45-day option period.
Related Party Loans
On August 3, 2020, the Sponsor agreed to loan to ArcLight up to $300,000 to be used for the payment of costs related to its initial public offering pursuant to a promissory note (the “Sponsor Note”). The Sponsor Note was non-interest bearing, unsecured and due upon the closing of the ArcLight’s initial public offering. The Sponsor Note was repaid in full on October 1, 2020.
In addition, in order to finance transaction costs in connection with a business combination, the Sponsor, members of ArcLight’s founding team or any of their affiliates could, but were not obligated to, loan ArcLight funds as may be required (“Working Capital Loans”). Upon completion of a business combination, ArcLight would repay the Working Capital Loans out of the proceeds of the trust account released to ArcLight. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the trust account. In the event that a business combination did not close, ArcLight could use a portion of proceeds held outside the trust account to repay the Working Capital Loans but no proceeds held in the trust account could be used to repay the Working Capital Loans. The Working Capital Loans could either be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans could be convertible into warrants of the post business combination entity at a price of $1.00 per warrant. The warrants would be identical to the private placement warrants described in more detail below. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans.
On April 29, 2021, ArcLight issued an unsecured promissory note (the “Promissory Note”) to the Sponsor, pursuant to which ArcLight could borrow up to an aggregate principal amount of $1,000,000 to fulfill ArcLight’s outstanding financial obligations. The Promissory Note was non-interest bearing and payable on the earlier to occur of (i) September 22, 2022 or (ii) the completion of the Business Combination. The outstanding balance under the Promissory Note as of May 6, 2021, immediately prior to the Closing, was $120,000, and the Promissory Note was fully repaid and terminated at the closing of the Business Combination.
Administrative Services Agreement
ArcLight previously entered into an agreement that provided that, commencing on the date that ArcLight’s securities were first listed on the Nasdaq Stock Market through the earlier of consummation of the initial business combination and the liquidation, ArcLight may pay the Sponsor $10,000 per month for office space, secretarial and administrative services provided to ArcLight. The agreement terminated upon the completion of the Business Combination.
In addition, the Sponsor, officers and directors, or their respective affiliates were reimbursed for any out-of-pocket expenses incurred in connection with activities on ArcLight’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. ArcLight’s audit committee reviewed on a quarterly basis all payments that are were made by ArcLight to the Sponsor, executive officers or directors, or their affiliates. Any such payments prior to an initial business combination were made using funds held outside the trust account.
Private Placement Warrants
Simultaneously with the closing of the ArcLight initial public offering, the Sponsor purchased an aggregate of 7,550,000 private placement warrants at a price of $1.00 per private placement warrant in a private placement, generating gross proceeds of $7,550,000.
The private placement warrants (including the shares that were issuable upon exercise of such warrants) were not transferable or salable until 30 days after the completion of the Business Combination.
Following the Business Combination, each whole private placement warrant became exercisable for one whole common share at a price of $11.50 per share. The proceeds from the sale of private placement warrants were added to the proceeds from the initial public offering held in the trust account. The private placement warrants will be non-redeemable and exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees.
On September 27, 2021, we issued a notice of redemption in respect of all of our outstanding public warrants and private placement warrants with a redemption date of October 27, 2021, which was later extended to October 29, 2021. Warrants were permitted to be exercised through the redemption date on a cash basis at an exercise price of $11.50 per share of our common stock, or on a cash-less basis for 0.255 shares of common stock per warrant. In connection with the redemption, the Sponsor exercised all of its private placement warrants on a cashless basis and we issued the Sponsor 1,925,250 shares of our common stock. The redemption was completed in October 29, 2021. Any warrants not exercised by October 29, 2021 were redeemed for a price of $0.10 per warrant, and subsequently cancelled.

ArcLight Amended and Restated Registration Rights Agreement
ArcLight previously entered into a registration and shareholder rights agreement pursuant to which its initial shareholders and their permitted transferees, if any, were entitled to certain registration rights with respect to the private placement warrants, the securities issuable upon conversion of working capital loans (if any) and the ArcLight Class A ordinary shares issuable upon exercise of the foregoing and upon conversion of the founder shares. At the closing of the Business Combination, the Company, the Sponsor and certain other holders of common stock entered into the Amended and Restated Registration Rights Agreement, which superseded the registration and shareholder rights agreement, and pursuant to which, among other things, the Sponsor and such holders were granted certain customary registration rights, demand rights and piggyback rights with respect to their respective shares of common stock.
In particular, the Amended and Restated Registration Rights Agreement provides for the following registration rights:
•
Demand registration rights.   At any time after June 14, 2021, the Company will be required, upon the written request of (i) the Sponsor and certain other holders who previously held Class B ordinary shares of ArcLight (the “Sponsor Holders”) and (ii) the other parties thereto who hold common stock (the “New Holders”), to file a registration statement and use reasonable best efforts to effect the registration of all or part of their registrable securities. The Company is not obligated to effect any demand registration during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Company-initiated registration.

•
Shelf registration rights.   Within sixty (60) calendar days after June 14, 2021, the Company was required to file a shelf registration statement pursuant to Rule 415 of the Securities Act and use reasonable best efforts to cause such registration statement to be declared effective as promptly as reasonably practicable after the initial filing thereof, but in no event later than one hundred and twenty (120) days after June 14, 2021; provided, that the such deadline shall be extended to one hundred and eighty (180) days after June 14, 2021 if the registration statement was reviewed by, and received comments from, the SEC. At any time the Company has an effective shelf registration statement with respect to Sponsor Holders’ or New Holders’ registrable securities, a holder may make a written request to effect a public offering, including pursuant to an underwritten shelf takedown, provided that such holder (a) reasonably expects the aggregate gross proceeds in excess of $35,000,000 from such underwritten shelf takedown or (b) reasonably expects to sell all of the registrable securities held by such holder in such underwritten shelf takedown but in no event less than $10,000,000 in aggregate gross proceeds (the “Shelf Threshold”).

•
Piggyback registration rights.   At any time after June 14, 2021, if the Company proposes to file a registration statement to register any of its equity securities under the Securities Act or to conduct a public offering, either for its own account or for the account of any other person, subject to certain exceptions, the Sponsor Holders, the New Holders, and certain other holders of piggyback registration rights are entitled to include their registrable securities in such registration statement.

•
Expenses and indemnification.   All fees, costs and expenses of underwritten registrations will be borne by the Company and underwriting discounts and selling commissions will be borne by the holders of the shares being registered. The Amended and Restated Registration Rights Agreement contains customary cross-indemnification provisions, under which the Company is obligated to indemnify holders of registrable securities in the event of material misstatements or omissions in the registration statement attributable to the Company, and holders of registrable securities are obligated to indemnify the Company for material misstatements or omissions attributable to them.

•
Registrable securities.   Securities of the Company shall cease to be registrable securities when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, such securities shall have been transferred pursuant to Rule 144 or, with respect to a holder, when all such securities held by such holder could be sold without restriction on volume or manner of sale in any three-month period without registration under Rule 144 or such securities shall have ceased to be outstanding.
PIPE Financing
In connection with the consummation of the Business Combination, certain PIPE investors purchased 41,500,000 shares of our common stock at a purchase price of $10.00 per share, for aggregate gross proceeds of $415,000,000, in a private placement. The funds from such private placement were used as part of the consideration to our equityholders in connection with the Business Combination, and any excess funds from such private placement were used for our working capital. As part of the 41,500,000 shares of our common stock issued pursuant to the subscription agreements, certain affiliates of ArcLight agreed to subscribe for and purchased 600,000 shares of our common stock on the same terms and conditions of the other PIPE investors at a price of $10.00 per share, for aggregate gross proceeds of $6,000,000.
Sponsor Support Agreement
Concurrently with the execution of the Merger Agreement, Sponsor, and other holders of Class B ordinary shares of ArcLight, entered into the Sponsor Support Agreement with ArcLight and the Company, pursuant to which the initial shareholders of ArcLight agreed to, among other things, (i) vote at any meeting of the shareholders of ArcLight all of their ordinary shares of record or thereafter acquired in favor of the proposals being presented at the extraordinary general meeting of ArcLight, (ii) be bound by certain other covenants and agreements related to the Business Combination and (iii) be bound by certain transfer restrictions with respect to such securities, prior to the closing of the Business Combination, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement.
Sponsor Letter Agreement
Concurrently with the execution of the Merger Agreement, the Sponsor entered into the Sponsor Letter Agreement with ArcLight and the Company, pursuant to which the parties thereto agreed, among other things, (i) to certain vesting and forfeiture terms with respect to 10% of the common stock beneficially owned by the Sponsor immediately following the closing of the business combination, (ii) to cause ArcLight’s designee to the Company’s Board to resign in the event the Sponsor sells, disposes of, transfers or assigns (other than to an affiliate) 50% or more of the ordinary shares held beneficially by the Sponsor as of the closing of the Business Combination, and (iii) to subject the Sponsor to a 180-day post-closing lock-up with respect to its shares of common stock, in each case, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement. The Sponsor Letter Agreement was subsequently amended to provide that the 180-day post-closing lock-up period will terminate early with respect to (A) 33% of the shares subject to the lock-up agreement on the business day after the Release Condition (as defined below) is satisfied during the period starting on the day after June 14, 2021 and ending on the 119th day after June 14, 2021; provided, that such early termination will occur no earlier than the later of sixty (60) days after the closing of the Business Combination and thirty (30) days after the registration statement registering shares of common stock issued in the PIPE Financing was declared effective under the Securities Act; and (B) 33% of the shares subject to the lock-up agreement on the business day after the Release Condition is satisfied during the period starting 120 days after the Closing. The “Release Condition” occurs if over any 20 trading days within any 30 trading day period, the VWAP of the common stock is greater than or equal to $20.00 per share or there occurs any transaction resulting in a change in control with a valuation of the common stock that is greater than or equal to $20.00 per share.
Policies and procedures for related-person transactions
Our Board has adopted a written related-party transactions policy that conforms with the requirements for issuers having securities listed on the Nasdaq stock exchange. Under the policy, our audit committee will serve as the approval authority for related party transactions, provided that, if the related party is, or is associated with, a member of the audit committee, our Nominating and ESG committee will serve as the approval authority for such transaction. Our legal department will compile and maintain a master list of related parties, disseminate the master list to function and department leaders, the Chief Financial Officer and individuals responsible for accounts payable and accounts receivable, and contracting personnel in the legal department. Any transaction that we intend to undertake with a related party will be submitted to the compliance officer for determination of what approvals are required under the related party transactions policy, and the compliance officer will refer to the approval authority any related party transaction he or she determines should be considered for evaluation by the approval authority consistent with the policy. If the compliance officer becomes aware of a transaction with a related party that has not been previously approved or previously ratified under the policy that required such approval, the transaction will be submitted promptly to the approval authority for review.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common stock, as of April 1, 2022 by:
•
each person or group of affiliated persons known by us to beneficially own more than 5% of our common stock;

•
each of our named executive officers;

•
each of our directors; and

•
all of our executive officers and directors as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 222,703,318 shares of common stock outstanding as of April 1, 2022. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 1, 2022 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless noted otherwise, the address of all listed stockholders is c/o Proterra Inc, 1815 Rollins Road, Burlingame, CA 94010. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise in the footnotes below, subject to community property laws where applicable.
	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage Ownership of Outstanding Common Stock
5% or Greater Stockholders
Tao Pro LLC(1)	11,517,917	5.2%
KPCB Holdings, Inc., as nominee(2)	15,563,577	7.0%
Franklin Resources, Inc.(3)	24,333,975	10.9%
Named Executive Officers and Directors
Gareth T. Joyce(4)	306,237	*
John J. Allen(5)	3,065,458	1.4%
Amy E. Ard(6)	1,017,025	*
Joshua P. Ensign(7)	1,415,548	*
Mary L. Krakauer(8)	1,972	*
Christopher L. Bailey(9)	30,274	*
Roger M. Nielsen	—	*
Brook F. Porter(10)	3,806,595	1.7%
Joan Robinson-Berry(11)	14,927	*
Jeannine P. Sargent (12)	228,859	*
Constance E. Skidmore(13)	207,592	*
Michael D. Smith(14)	224,404	*
All current executive officers and directors as a group (12 persons)(15)	8,569,640	3.8%

*
less than 1%

(1)
As reported in the Schedule 13G filed with the SEC on February 17, 2022, Tao Pro LLC is the record holder of the securities reported herein for Tao Pro LLC. Isaac E. Pritzker, Lori D. Mills and James Schwaba are the managers of Tao Pro LLC and hold shared voting power of securities held by Tao Pro LLC. The address for each holder is 1 Letterman Drive, Suite C4-420, San Francisco, CA 94129.

(2)
As reported in the Schedule 13G filed by KPCB Green Growth Fund, LLC (“KPCB”), a Delaware limited liability company, and KPCB GGF Associates, LLC (“Associates”), a Delaware limited liability company, on February 11, 2022. The shares are directly held by KPCB. Associates, the managing member of KPCB, may be deemed to have sole power to vote and dispose of these shares. The address for each entity is c/o Kleiner Perkins Caufield & Byers, LLC, 2750 Sand Hill Road, Menlo Park, CA 94025.

(3)
As reported in the Schedule 13G filed with the SEC on January 10, 2022, Franklin Resources, Inc. (“FRI”) is the record holder of the securities reported herein for FRI. The securities are beneficially owned by one or more open or closed end investment companies or other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries (each, an “Investment Management Subsidiary” and, collectively, the “Investment Management Subsidiaries”) of FRI. Accordingly, each Investment Management Subsidiary has sole investment discretion and voting authority over the securities covered by any such investment management agreement, unless otherwise noted in this footnote. Charles B. Johnson and Rupert H. Johnson, Jr. (the “Principal Shareholders”) each own in excess of 10% of the outstanding common stock of FRI and are the principal stockholders of FRI. FRI and the Principal Shareholders may be deemed to be the beneficial owners of securities held by persons and entities for whom or for which FRI subsidiaries provide investment management services. FRI, the Principal Shareholders and each of the Investment Management Subsidiaries disclaim any pecuniary interest in any of such securities. The address for FRI is One Franklin Parkway, San Mateo, CA 94403-1906.

(4)
Represents (i) 41,901 shares of common stock and (ii) 264,336 shares underlying options to purchase common stock that are exercisable within 60 days of April 1, 2022.

(5)
Represents (i) 24,533 shares of common stock and (ii) 3,040,925 shares underlying options to purchase common stock that are exercisable within 60 days of April 1, 2022.

(6)
Represents (i) 196,982 shares of common stock and (ii) 820,043 shares underlying options to purchase common stock that are exercisable within 60 days of April 1, 2022.

(7)
Represents (i) 71,797 shares of common stock and (ii) 1,343,751 shares underlying options to purchase common stock that are exercisable within 60 days of April 1, 2022.

(8)
Represents 1,972 shares of common stock.

(9)
Represents (i) 7,962 shares issuable upon settlement of RSU awards that vest within 60 days of March 31, 2022 and (ii) 22,312 shares underlying options to purchase common stock that are exercisable within 60 days of April 1, 2022.

(10)
Represents (i) 17,428 shares of common stock, (ii) 3,571,012 shares held by G2VP I, LLC, for itself and as nominee for G2VP Founders Fund I, LLC (“G2VP”), and (iii) 218,155 shares underlying options to purchase common stock that are exercisable within 60 days of April 1, 2022. Mr. Porter, together with Ben Kortlang, David Mount and Daniel Oros, is a managing member of G2VP I Associates, LLC, which is the managing member of G2VP, and may be deemed to share voting and dispositive control over the shares held by G2VP. G2VP I Associates, LLC and each of its managing members disclaim beneficial ownership of these shares held by G2VP except to the extent of any pecuniary interest therein.

(11)
Represents (i) 4,489 shares of common stock, (ii) 449 shares issuable upon settlement of RSU awards that vest within 60 days of April 1, 2022 and (iii) 9,989 shares underlying options to purchase common stock that are exercisable within 60 days of April 1, 2022.

(12)
Represents (i) 14,887 shares of common stock and (ii) 213,972 shares underlying options to purchase common stock that are exercisable within 60 days of April 1, 2022.

(13)
Represents (i) 14,534 shares of common stock and (ii) 193,058 shares underlying options to purchase common stock that are exercisable within 60 days of April 1, 2022.

(14)
Represents (i) 6,249 shares of common stock and (ii) 218,155 shares underlying options to purchase common stock that are exercisable within 60 days of April 1, 2022.

(15)
Consists of (i) 3,696,945 shares of common stock, (ii) 8,411 shares issuable upon settlement of RSU awards that vest within 60 days of April 1, 2022 and (iii) 4,864,224 shares underlying options to purchase common stock that are exercisable within 60 days of April 1, 2022.

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 1815 Rollins Road, Burlingame, CA 94010 in writing not later than December 14, 2022. We urge stockholders to submit proposals by Certified Mail — Return Receipt Requested.
Stockholders intending to present a proposal at the 2023 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Restated Bylaws. Our Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting of Stockholders no earlier than January 26, 2023 and no later than February 25, 2023. The notice must contain the information required by the Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 26, 2023, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2023 Annual Meeting and not later than the close of business on the 90th day prior to the 2023 Annual Meeting or, if later, the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the fiscal year ended December 31, 2021, with the exception of: (i) a Form 4 to include holdings inadvertently omitted and to correct the amount of securities beneficially owned following the reported transactions, which was filed 34 days late on August 25, 2021, on behalf of Brook F. Porter; (ii) a Form 3 that was filed 8 days late on October 19, 2021, on behalf of Christopher L. Bailey; and (iii) a Form 3/A to include holdings inadvertently omitted, which was filed 61 days late on December 1, 2021, on behalf of Christopher L. Bailey.
OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

2021 ANNUAL REPORT
A copy of our 2021 Annual Report, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record as of the Record Date without charge upon written request addressed to:
Proterra Inc
Attention: Secretary
1815 Rollins Road
Burlingame, CA 94010
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors
/s/ JoAnn C. Covington
JoAnn C. Covington
Chief Legal Officer, Head of Government Relations and Secretary
Burlingame, California
April 13, 2022

01 - Mary Louise Krakauer 02 - Roger M. Nielsen 03 - Jeannine P. SargentFor Withhold For Withhold For Withhold1 U P X2. Approve, on an advisory basis, the frequency ofholding an advisory vote on our named executiveofficer compensation.1 Year 2 Years 3 Years AbstainUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.03MHYB++Proposals — The Board of Directors recommends you vote FOR all the nominees listed in Proposal 1, every 1 Year on Proposal 2 and FORA Proposal 3.3. Ratify the appointment of KPMG LLP as our independentregistered public accounting firm for the fiscal year endingDecember 31, 2022.1. Election of Directors: Elect three (3) Class I Directors for a three-year term expiring in 2025.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.NOTE: Transact any other business properly brought before theAnnual Meeting and any postponements or adjournments thereof.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q2022 Annual Meeting Proxy CardFor Against AbstainYou may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/PTRA orscan the QR code — login details arelocated in the shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/PTRAPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaYour vote matters – here’s how to vote!

Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.envisionreports.com/PTRANotice of 2022 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting — May 26, 2022The undersigned hereby appoints Gareth T. Joyce, Karina F. Padilla and JoAnn C. Covington, and each of them, as Proxies with full power of substitution, torepresent the undersigned and to vote all the shares of common stock of Proterra Inc, which the undersigned would be entitled to vote if personally presentand voting at the Annual Meeting of Stockholders of Proterra Inc to be held via live audio webcast at www.meetnow.global/MZ4W7DZ on Thursday,May 26, 2022, at 8:00 a.m. Eastern Time, and at any adjournments or postponements thereof, on all the matters properly coming before the meeting.This proxy, when properly executed, will be voted in the manner directed by the stockholder. If no such direction is made on any particular matter, this proxywill be voted in accordance with the Board of Directors’ recommendation on such matter.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournmentsor postponements.(Items to be voted appear on reverse side)Proterra IncqIF VOTING BY MAIL,
SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qChange of Address — Please print new address below. Comments — Please print your comments below.C Non-Voting Items++Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.The material is available at: www.envisionreports.com/PTRAThe 2022 Annual Meeting of Stockholders of Proterra Inc will be held onThursday, May 26, 2022 at 8:00 a.m. Eastern Time, virtually via the Internet at www.meetnow.global/MZ4W7DZ.To access the virtual meeting, you must have the information that is printed in the shaded barlocated on the reverse side of this form.